                                                                    EXHIBIT 10.1



                               U.S. $375,000,000



                               CREDIT AGREEMENT,



                          dated as of August 29, 1996



                                     among



                            VINTAGE PETROLEUM, INC.,

                                as the Borrower,



                                      and

                    CERTAIN COMMERCIAL LENDING INSTITUTIONS,

                                as the Lenders,



                                      and



                               BANK OF MONTREAL,
               acting through certain U.S. branches or agencies,

                         as the Agent for the Lenders.

                               TABLE OF CONTENTS
                               -----------------

                                                                Page

I    DEFINITIONS AND ACCOUNTING TERMS..........................    1
     1.1.      Defined Terms...................................    1
     1.2.      Use of Defined Terms............................   15
     1.3.      Cross-References................................   15
     1.4.      Accounting and Financial Determinations.........   15

II   COMMITMENTS, BORROWING PROCEDURES AND NOTES...............   15
     2.1.      Commitments.....................................   15
     2.1.1.    Revolving Loan Commitment.......................   16
     2.1.2.    Term Loan Commitment............................   16
     2.1.3.    Lenders Not Permitted or Required To Make
               Loans...........................................   16
     2.2.      Termination and Reduction of Commitment
               Amounts.........................................   17
     2.2.1.    Optional........................................   17
     2.2.2.    Mandatory as to Revolving Loans.................   17
     2.2.3.    Mandatory as to Term Loans......................   17
     2.3.      Borrowing Procedure.............................   17
     2.4.      Continuation and Conversion Elections...........   18
     2.5.      Funding.........................................   18
     2.6.      Notes...........................................   18
     2.7.      Determination of the Aggregate Borrowing
               Base............................................   19
     2.7.1.    Annual Scheduled Determinations of the U.S.
               Borrowing Base and the Argentina Borrowing
               Base............................................   19
     2.7.2.    Semi-Annual Scheduled Determination of the
               U.S. Borrowing Base and the Argentina
               Borrowing Base..................................   20
     2.7.3.    Discretionary Determination of the U.S.
               Borrowing Base and Argentina Borrowing Base.....   21
     2.7.4. Reduction of the U.S. Borrowing Base and the Argentina Borrowing Base Upon Sales of Oil
               and Gas Properties or Eligible Assets...........   21

III  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES................   21
     3.1.      Repayments and Prepayments......................   21
     3.1.1.    Repayments......................................   22
     3.1.2.    Mandatory Prepayments on Loans..................   22
     3.1.3.    Repayment Upon Acceleration.....................   23
     3.1.4.    Voluntary Repayments............................   23
     3.2.      Interest Provisions.............................   23
     3.2.1.    Rates...........................................   23
     3.2.2.    Post-Maturity Rates.............................   24
     3.2.3.    Payment Dates...................................   24
     3.3.      Fees............................................   25
     3.3.1.    Commitment Fee..................................   25
     3.3.2.    Agent's Fee.....................................   25

                               TABLE OF CONTENTS
                                  (continued)
                                                                Page
                                                                ----
IV   CERTAIN LIBO RATE AND OTHER PROVISIONS....................   25
     4.1.      If LIBO Rate Lending Unlawful...................   25
     4.2.      If Deposits Unavailable.........................   26
     4.3.      Increased LIBO Rate Loan Costs, etc.............   26
     4.4.      Funding Losses..................................   26
     4.5.      Increased Capital Costs.........................   27
     4.6.      Taxes...........................................   27
     4.7.      Payments, Computations, etc.....................   28
     4.8.      Sharing of Payments.............................   28
     4.9.      Setoff..........................................   29
     4.10.     Use of Proceeds.................................   29

V    CONDITIONS TO BORROWING...................................   29
     5.1.      Initial Borrowing...............................   29
     5.1.1.    Resolutions, etc................................   30
     5.1.2.    Delivery of Notes...............................   30
     5.1.3.    Payment of Outstanding Indebtedness, etc........   30
     5.1.4.    Compliance with Representations and Warran-
               ties............................................   30
     5.1.5.    Opinions of Counsel.............................   30
     5.1.6.    Closing Fees, Expenses, etc.....................   30
     5.2.      Conditions Precedent to Revolving Loans.........   30
     5.2.1.    Compliance with Warranties, No Default, etc.....   31
     5.2.2.    Borrowing Request...............................   31
     5.2.3.    Satisfactory Legal Form.........................   31
     5.3.      Conditions Precedent to the Making of the
               Term Loans......................................   31

VI   REPRESENTATIONS AND WARRANTIES............................   32
     6.1.      Organization, etc...............................   32
     6.2.      Due Authorization, Non-Contravention, etc.......   32
     6.3.      Government Approval, Regulation, etc............   32
     6.4.      Validity, etc...................................   33
     6.5.      Financial Information...........................   33
     6.6.      No Material Adverse Change......................   33
     6.7.      Litigation, Labor Controversies, etc............   33
     6.8.      Subsidiaries....................................   33
     6.9.      Ownership of Properties.........................   33
     6.10.     Taxes...........................................   34
     6.11.     Pension and Welfare Plans.......................   34
     6.12.     Environmental Warranties........................   34
     6.13.     Regulations G, U and X..........................   35
     6.14.     Accuracy of Information.........................   35
     6.15.     No Default......................................   36
     6.16.     No Violation of Applicable Law..................   36
     6.17.     Permits.........................................   36

                               TABLE OF CONTENTS
                                  (continued)
                                                                Page
                                                                ----
VII  COVENANTS.................................................   36
     7.1.      Affirmative Covenants...........................   36
     7.1.1.    Financial Information, Reports, Notices,
               etc.............................................   37
     7.1.2.    Compliance with Laws, etc.......................   38
     7.1.3.    Maintenance of Properties.......................   38
     7.1.4.    Insurance.......................................   38
     7.1.5.    Books and Records...............................   39
     7.1.6.    Environmental Covenant..........................   39
     7.1.7.    Employee Benefit Plans..........................   39
     7.1.8.    Designated Senior Indebtedness..................   39
     7.2.      Negative Covenants..............................   40
     7.2.1.    Business Activities.............................   40
     7.2.2.    Indebtedness....................................   40
     7.2.3.    Liens...........................................   41
     7.2.4.    Financial Condition.............................   42
     7.2.5.    Take or Pay Contracts...........................   42
     7.2.6.    Consolidation, Merger, etc......................   42
     7.2.7.    Asset Dispositions, etc.........................   42
     7.2.8.    Guaranties, Loans or Advances...................   43
     7.2.9.    Other Agreements................................   43
     7.2.10.   Transactions with Affiliates....................   44
     7.2.11.   Negative Pledges, Restrictive Agreements,
               etc.............................................   44
     7.2.12.   Restricted Payments.............................   44
     7.2.13.   Investment in Subsidiaries......................   45

VIII EVENTS OF DEFAULT.........................................   45
     8.1.      Listing of Events of Default....................   45
     8.1.1.    Non-Payment of Obligations......................   45
     8.1.2.    Breach of Warranty..............................   45
     8.1.3.    Non-Performance of Certain Covenants and
               Obligations.....................................   46
     8.1.4.    Non-Performance of Other Covenants and
               Obligations.....................................   46
     8.1.5.    Default on Other Indebtedness...................   46
     8.1.6.    Other Material Obligations......................   46
     8.1.7.    Judgments.......................................   46
     8.1.8.    Pension Plans...................................   46
     8.1.9.    Bankruptcy, Insolvency, etc.....................   47
     8.1.10.   Change of Control...............................   47
     8.2.      Action if Bankruptcy............................   47
     8.3.      Action if Other Event of Default................   47

IX   THE AGENT.................................................   48
     9.1.      Actions.........................................   48
     9.2.      Funding Reliance, etc...........................   49
     9.3.      Exculpation.....................................   49

                               TABLE OF CONTENTS
                                  (continued)
                                                                Page
                                                                ----
     9.4.      Successor.......................................   49
     9.5.      Loans by Bank of Montreal.......................   50
     9.6.      Credit Decisions................................   50
     9.7.      Copies, etc.....................................   50

X    MISCELLANEOUS PROVISIONS..................................   50
     10.1.     Waivers, Amendments, etc........................   50
     10.2.     Notices.........................................   51
     10.3.     Payment of Costs and Expenses...................   51
     10.4.     Indemnification.................................   52
     10.5.     Survival........................................   53
     10.6.     Severability....................................   53
     10.7.     Headings........................................   53
     10.8.     Execution in Counterparts, Effectiveness,
               etc.............................................   53
     10.9.     Governing Law; Entire Agreement.................   53
     10.10.    Successors and Assigns..........................   53
     10.11.    Sale and Transfer of Loans and Notes;
               Participations in Loans and Notes...............   54
     10.11.1.  Assignments.....................................   54
     10.11.2.  Participations..................................   55
     10.12.    Other Transactions..............................   56
     10.13.    Forum Selection and Consent to Jurisdiction.....   56
     10.14.    Waiver of Jury Trial............................   56

SCHEDULE I  -  Disclosure Schedule


EXHIBIT A      -   Form of Note
EXHIBIT B      -   Form of Borrowing Request
EXHIBIT C      -   Form of Continuation/Conversion Notice
EXHIBIT D      -   Form of Lender Assignment Agreement
EXHIBIT E-1    -   Form of Opinion of Counsel to the Borrower*
EXHIBIT E-2    -   Form of Opinion of Counsel to the Borrower*

------------
*  Omitted.

     THIS CREDIT AGREEMENT, dated as of August 29, 1996, among VINTAGE PETROLEUM, INC., a Delaware corporation (the "Borrower"), the various financial
                                              --------
institutions as are or may become parties hereto (collectively, the "Lenders"),
                                                                     -------
and BANK OF MONTREAL, acting through certain of its U.S. branches or agencies ("Bank of Montreal"), as agent (the "Agent") for the Lenders.
 ------------------                  -----

                              W I T N E S S E T H:

     WHEREAS, the Borrower is engaged directly and through its various Subsidiaries in the businesses of exploration for and production of oil and gas, oil and gas gathering and marketing, and related activities; and

     WHEREAS, the Borrower would like to obtain Commitments from the Lenders pursuant to which Revolving Loans and Term Loans, in a maximum aggregate principal amount at any one time outstanding not to exceed the amounts hereinafter provided, will be made to the Borrower from time to time prior to the applicable Commitment Termination Dates for such Commitments; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend such
                                            ---------
Commitments and make such Loans to the Borrower; and

     WHEREAS, the proceeds of such Loans will be used (a) to make payment in full, concurrently with the initial Borrowing hereunder, of all Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure
              -------------
Schedule; (b) for acquisitions of oil and gas properties, gathering systems and related assets; and (c) for general corporate purposes and working capital purposes of the Borrower and its Subsidiaries;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained the parties hereto hereby agree as follows:


                                 ARTICLE I

                      DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1.  Defined Terms.  The following terms (whether or not
                   -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Affiliate" of any Person means any other Person which, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" is defined in the preamble and includes each other Person as shall
      -----                    --------
have subsequently been appointed as the successor Agent pursuant to Section 9.4.
                                                                    -----------

     "Agreement" means, on any date, this Credit Agreement as originally in
      ---------
effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Aggregate Borrowing Base" means, (i) before the Revolving Loan Commitment
      ------------------------
Termination Date the sum of the U.S. Borrowing Base and the Argentina Borrowing Base; provided that in no event will the Aggregate Borrowing Base exceed 125% of the U.S. Borrowing Base and (ii) commencing on the Revolving Loan Commitment Termination Date and thereafter the U.S. Borrowing Base.

     "Alternate Base Rate" means, on any date and with respect to all Base Rate
      -------------------
Loans, a fluctuating rate of interest per annum equal to the higher of (a) the rate of interest most recently announced by Bank of Montreal at its Domestic Office as its base rate for Dollar loans made in the United States; and (b) the Federal Funds Rate most recently determined by the Agent plus 1/2%. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Bank of Montreal in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "Applicable Lenders" means, for any determination of the Aggregate
      ------------------
Borrowing Base, the U.S. Borrowing Base or the Argentina Borrowing Base, Lenders (including the Agent) with an aggregate Percentage of at least 80%; provided that for any determination that increases the Aggregate Borrowing Base, Applicable Lenders means all of the Lenders.

     "Argentina Borrowing Base" is defined in Section 2.7.1.
      ------------------------                -------------

     "Assignee Lender" is defined in Section 10.11.1.
      ---------------                ---------------

     "Authorized Officer" means, relative to the Borrower, those of its officers
      ------------------
whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 5.1.1.
                    -------------

     "Bank of Montreal" is defined in the preamble.
      ----------------                    --------

     "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
      --------------
determined by reference to the Alternate Base Rate.

     "Base Rate Applicable Margin" means (a) on any date for which it is
      ---------------------------
determined prior to the Revolving Loan Commitment Termination Date and on which the ratio (expressed as a percentage) of the aggregate outstanding principal amount of all Senior Debt, including any Revolving Loans outstanding, to the U.S. Borrowing Base then in effect shall equal those ratios set forth below, the percentage set forth opposite such ratio:

              Ratio of Senior                        Base Rate
       Debt to U. S. Borrowing Base              Applicable Margin
       ----------------------------              -----------------

      Greater than 115%                               .50%

      Greater than 100% and less
       than or equal to 115%                          .25%

      Less than or equal to 100%                        0%

(b) on any date for which it is determined on or after the Revolving Loan Commitment Termination Date and on which the outstanding principal balance of Senior Debt, including any Term Loans, shall be less than or equal to the Aggregate Borrowing Base then in effect, one-half of one percent (.50%); and (c) on any date on which the outstanding principal balance of Senior Debt, including all Loans, exceeds the Aggregate Borrowing Base then in effect, one percent (1%).

     "Borrower" is defined in the preamble.
      --------                    --------

     "Borrowing" means the Loans of the same type and, in the case of LIBO
      ---------
Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.1.
-----------

     "Borrowing Request" means a loan request and certificate duly executed
      -----------------
by an Authorized Officer of the Borrower, substantially in the form of Exhibit B
                                                                       ---------
hereto.

     "Business Day" means (a) any day which is neither a Saturday or Sunday
      ------------
nor a legal holiday on which banks are authorized or required to be closed in Chicago, Illinois; and (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day described in clause (a) which is also a
                                                      ----------
day on which dealings in Dollars are carried on in the London interbank market.

     "Cadipsa" means Cadipsa S.A., a Republic of Argentina corporation.
      -------

     "Capital Stock" in any Person means, for purposes of the definitions
      -------------
of "Voting Stock" and "Change of Control," any and all shares, interests, participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than debt securities convertible into an equity interest), warrants or options to subscribe for or to acquire an equity interest in such Person; provided that
                                                               -------- ----
Capital Stock of such Person shall not include any equity security of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the happening of any event), is or could become required to be redeemed for cash or other property or is or could become redeemable for cash or other property at the option of the holder thereof, in whole or in part, or is or could become exchangeable at the option of the holder thereof for Indebtedness at any time, in whole or in part, in each case on or prior to the first anniversary of the Stated Maturity (as defined in the Indenture) for the payment of principal of the Subordinated Debt permitted by clause (p) of Section 7.2.2, but "Capital
                                   ----------    -------------
Stock" shall not exclude any equity security by virtue of the fact that it may be converted or exchanged at the option of the holder for Capital Stock of the Borrower having no preference as to dividends or liquidation over any other Capital Stock of the Borrower.

          "Capitalized Lease Liabilities" means all monetary obligations of the
           -----------------------------
Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
and Liability Act of 1980, as amended.

          "CERCLIS" means the Comprehensive Liability Information System List.
           -------

          "Change of Control" means the occurrence of any of the following
           -----------------
events: (i) any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any one or more of the Permitted Holders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 50% or more of the total voting power of all classes of the Voting Stock of the Borrower and/or warrants or options to acquire such Voting Stock, calculated on a fully diluted basis, (ii) the sale, lease, conveyance or transfer of all or substantially all of the assets of the Borrower (other than to any Restricted Subsidiary which is wholly-owned by the Borrower or another wholly-owned Restricted Subsidiary) shall have occurred, (iii) the stockholders of the Borrower shall have approved any plan of liquidation or dissolution of the Borrower, (iv) the Borrower consolidates with or merges into another Person or any Person consolidates with or merges into the Borrower in any such event pursuant to a transaction in which the outstanding Voting Stock of the Borrower is reclassified into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of the Borrower is reclassified into or exchanged for Voting Stock of the surviving corporation that is Capital Stock and (B) the holders of the Voting Stock of the Borrower immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving corporation immediately after such transaction in substantially the same proportion as before the transaction, or (v) during any period of two consecutive years, individuals who at the beginning of such period constituted the Borrower's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Borrower's Board of Directors then in office. For purposes of this definition, a wholly-owned Subsidiary means any Subsidiary all of the Voting Stock of which (except for director's qualifying shares) is owned directly or indirectly by the Borrower and its other wholly-owned Subsidiaries. Nothing set forth in this definition shall be construed to permit any transaction which is prohibited by this Agreement, including any transaction not permitted by Section 7.2.6.
                                                      -------------

          "Code" means the Internal Revenue Code of 1986, as amended,
           ----
 reformed or otherwise modified from time to time.

          "Commitment" means, as the context may require, a Lender's
           ----------
 Revolving Loan Commitment or Term Loan Commitment.

          "Commitment Amount" means, as the context may require, either the
           -----------------
Revolving Loan Commitment Amount or the Term Loan Commitment Amount.

          "Commitment Termination Date" means, as the context may require,
           ---------------------------
either the Revolving Loan Commitment Termination Date or the Term Loan Commitment Termination Date.

          "Commitment Termination Event" means (a) the occurrence of any Default
           ----------------------------
described in clauses (a) through (d) of Section 8.1.9 with respect to the
             -----------         ---    -------------
Borrower or any of its Subsidiaries; or (b) the occurrence and continuance of any other Event of Default and either (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or (ii) in the absence of such declaration,
                        -----------
the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

          "Contingent Liability" means any agreement, undertaking or arrangement
           --------------------
by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

          "Continuation/Conversion Notice" means a notice of continuation or
           ------------------------------
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.
                                       ---------

          "Controlled Group" means all members of a controlled group of
           ----------------
corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

          "Current Ratio" means the ratio of (a) consolidated current assets of
           -------------
the Borrower and its Subsidiaries to (b) consolidated current liabilities
                                  --
(excluding the current portion of Senior Debt) of the Borrower and its Subsidiaries. For purposes of the definition of "Current Ratio", any unused
                                                  -------------
portion of the Revolving Loan Commitment Amount is deemed to be a current asset of the Borrower.

          "Default" means any Event of Default or any condition, occurrence or
           -------
event which, after notice or lapse of time or both, would constitute an Event of Default.

          "Disclosure Schedule" means the Disclosure Schedule attached hereto as
           -------------------
Schedule I, as it may be amended, supplemented or otherwise modified from time
----------
to time by the Borrower with the written consent of the Agent and the Required Lenders.

          "Dollar" and the sign "$" mean lawful money of the United States.
           ------                -

          "Domestic Office" means, relative to any Lender, the office of such
           ---------------
Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement, or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

          "Effective Date" means the date this Agreement becomes effective
           --------------
pursuant to Section 10.8.
            ------------

          "Eligible Assets" means oil, gas and other liquid or gaseous
           ---------------
hydrocarbon properties and interests of an Eligible Subsidiary, whether now owned or hereafter acquired, that are not encumbered by Liens (other than Liens permitted by Section 7.2.3) and which properties and interests are located in Argentina.

          "Eligible Subsidiary" means a direct or indirect wholly-owned
           -------------------
Subsidiary of the Borrower with no Indebtedness other than Indebtedness permitted by Section 7.2.2.
             -------------

          "Environmental Laws" means all applicable Argentina, U.S. federal, or
           ------------------
state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

          "Event of Default" is defined in Section 8.1.
           ----------------                -------

          "Exchange Act" means the United States Securities Exchange Act of 1934
           ------------
and any successor statute thereto, in each case as amended from time to time.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Bank of Montreal from three federal funds brokers of recognized standing selected by it.

          "Fiscal Quarter" means any quarter of a Fiscal Year.
           --------------

          "Fiscal Year" means any period of twelve consecutive calendar months
           -----------
ending on December 31st; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1988 Fiscal Year") refer to the Fiscal Year
                      ----
ending on the December 31st occurring during such calendar year.

          "F.R.S. Board" means the Board of Governors of the Federal Reserve
           ------------
System or any successor thereto.

          "GAAP" is defined in Section 1.4.
           ----                -----------

          "Hazardous Material" means (a) any "hazardous substance", as defined
           ------------------
by CERCLA; (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; (c) any petroleum product; or (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable Argentina, U.S. federal, or state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

          "Hedging Obligations" means, with respect to any Person, all
           -------------------
liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.

          "herein", "hereof", "hereto", "hereunder" and similar terms contained
           ------    ------    ------    ---------
in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

          "Impermissible Qualification" means, relative to the opinion or
           ---------------------------
certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification
(a) which is of a "going concern" or similar nature; (b) which relates to the limited scope of examination of matters relevant to such financial statement; or
(c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.2.4.
                                           -------------

          "including" means including without limiting the generality of any
           ---------
description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis
                                                               ------- -------
shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

          "Indebtedness" of any Person means, without duplication: (a) all
           ------------
obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person; (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities; (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined; (e) net liabilities of such Person under all Hedging Obligations;
(f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and (g) all Contingent Liabilities of such Person in respect of any of the foregoing. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

          "Indemnified Liabilities" is defined in Section 10.4.
           -----------------------                ------------

          "Indemnified Parties" is defined in Section 10.4.
           -------------------                ------- ----

          "Indenture" means that certain Indenture of the Borrower to Chemical
           ---------
Bank as Trustee entered into with respect to the Subordinated Debt permitted by clause (p) of Section 7.2.2, as such Indenture may from time to time be amended,
----------    -------------
supplemented or otherwise modified.

          "Interest Period" means, relative to any LIBO Rate Loans, the period
           ---------------
beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4
                                                              -----------    ---
and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to
Section 2.3 or 2.4; provided, however, that (a) the Borrower shall not be
-----------    ---  --------  -------
permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates; (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration; (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and (d) no Interest Period for a Revolving Loan may end later than the date six months after the Revolving Loan Commitment Termination Date, and no Interest Period for a Term Loan may end after the Stated Maturity Date for Term Loans.

          "Lender Assignment Agreement" means a Lender Assignment Agreement
           ---------------------------
substantially in the form of Exhibit D hereto.
                             ---------

          "Lenders" is defined in the preamble.
           -------                    --------

          "LIBO Rate" is defined in Section 3.2.1.
           ---------                -------------

          "LIBO Rate Applicable Margin" means (a) on any date for which it is
           ---------------------------
determined prior to the Revolving Loan Commitment Termination Date and on which the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Revolving Loans outstanding, to the U.S. Borrowing Base then in effect on the first day of the Interest Period to which such margin is applicable shall equal those ratios set forth below, the percentage set forth opposite such ratio:

              Ratio of Senior Debt                    LIBO Rate
             to U.S. Borrowing Base               Applicable Margin
             ----------------------               -----------------

          Greater than 115%                            1.500%

          Greater than 100% and less than or
            equal to 115%                              1.250%

          Greater than 75% and less than or
            equal to 100%                              1.125%

          Greater than 65% and less than or
            equal to 75%                                .875%

          Greater than 50% and less than or
            equal to 65%                                .750%

          Less than or equal to 50%                     .625%

(b) on any date for which it is determined on or after the Revolving Loan Commitment Termination Date and on which the outstanding principal balance of Senior Debt, including any Term Loans, shall be less than or equal to the Aggregate Borrowing Base then in effect, one and one-half percent (1.5%); and
(c) on any date on which the aggregate outstanding principal balance of Senior Debt, including all Loans, exceeds the Aggregate Borrowing Base then in effect, two percent (2%).

          "LIBO Rate Loan" means a Loan bearing interest, at all times during an
           --------------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

          "LIBO Rate (Reserve Adjusted)" is defined in Section 3.2.1.
           ----------------------------                -------------

          "LIBOR Office" means, relative to any Lender, the office of such
           ------------
Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

          "LIBOR Reserve Percentage" is defined in Section 3.2.1.
           ------------------------                -------------

          "Lien" means any security interest, mortgage, pledge, hypothecation,
           ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

          "Loan" means, as the context may require, either a Revolving Loan or
           ----
a Term Loan of either type.

          "Loan Document" means this Agreement, the Notes, and each other
           -------------
document or instrument executed and delivered in connection with this Agreement and the Notes.

          "Non-Recourse Indebtedness" shall mean any Indebtedness of the
           -------------------------
Borrower and its Subsidiaries with respect to which the holder thereof agrees that (i) the Borrower and its Subsidiaries are not personally liable and (ii) such holder may require payment only to the extent specifically identified properties of the Borrower and its Subsidiaries are available to provide therefor, such matters to be set forth in an agreement or other instrument in form and substance reasonably satisfactory to the Required Lenders, and shall include such Indebtedness of partnerships and joint ventures with respect to which the Borrower or any of its Subsidiaries is a partner or joint venturer which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure
                       -------------   --------------------
Schedule.

          "Note" means a promissory note of the Borrower payable to any Lender,
           ----
in the form of Exhibit A hereto (as such promissory note may be amended,
               ---------
endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          "Obligations" means all obligations (monetary or otherwise) of the
           -----------
Borrower arising under or in connection with this Agreement, the Notes and each other Loan Document.

          "Oil and Gas Properties" means oil, gas and other liquid or gaseous
           ----------------------
hydrocarbon properties and interests of the Borrower, whether now owned or hereafter acquired, located in the United States.

          "Organic Document" means, relative to the Borrower, its certificate of
           ----------------
incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

          "Participant" is defined in Section 10.11.2.
           -----------                ---------------

          "PBGC" means the Pension Benefit Guaranty Corporation and any entity
           ----
succeeding to any or all of its functions under ERISA.

          "Pension Plan" means a "pension plan", as such term is defined in
           ------------
section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          "Percentage" means, relative to any Lender, the percentage set forth
           ----------
opposite the name of such Lender below:

                Bank of Montreal             100%

as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by a Lender and its Assignee Lenders and delivered pursuant to Section 10.11.
                      -------------

          "Permitted Designee" means (i) a spouse or a child of a Permitted
           ------------------
Holder, (ii) trusts for the benefit of a Permitted Holder or a spouse or child of a Permitted Holder, (iii) in the event of the death or incompetence of a Permitted Holder, his estate, heirs, executor, administrator, committee or other personal representative, or (iv) any Person so long as a Permitted Holder owns at least 51% of the voting power of all classes of the Voting Stock of such Person.

          "Permitted Holders" means Charles C. Stephenson, Jr., Jo Bob Hille, S.
           -----------------
Craig George, William C. Barnes and their Permitted Designees.

          "Person" means any natural person, corporation, partnership, firm,
           ------
association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Plan" means any Pension Plan or Welfare Plan.
           ----

          "Quarterly Payment Date" means the first day of each January, April,
           ----------------------
July and October or, if any such day is not a Business Day, the next succeeding Business Day.

          "Release" means a "release", as such term is defined in CERCLA.
           -------

          "Required Lenders" means, at any time, Lenders (including the Agent)
           ----------------
holding at least 66-2/3% of the then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, Lenders (including the Agent) having at least 66-2/3% of the Commitments.

          "Restricted Subsidiary" means any Subsidiary of the Borrower that has
           ---------------------
not been designated an "Unrestricted Subsidiary" pursuant to the Indenture.

          "Resource Conservation and Recovery Act" means the Resource
           --------------------------------------
Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect
                                                       -- ---
from time to time.

          "Revolving Loan" is defined in Section 2.1.1.
           --------------                -------

          "Revolving Loan Commitment" is defined in Section 2.1.1.
           -------------------------                -------------

          "Revolving Loan Commitment Amount" means, on any date, the lesser of
           --------------------------------
(i) the Aggregate Borrowing Base then in effect, (ii) $375,000,000, as such amount may be reduced from time to time pursuant to Section 2.2 or (iii) the
                                                    -----------
amount (not less than the then outstanding principal amount of the Loans) from time to time designated by the Borrower in writing to the Agent provided that the Borrower will not designate an amount pursuant to this clause (iii) which is an increase over the then Revolving Loan Commitment Amount without the consent of all the Lenders.

          "Revolving Loan Commitment Termination Date" means the earliest of (a)
           ------------------------------------------
October 1, 1999; (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and (c) the date
                                                  -----------
on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Revolving
                                              ----------    ---
Loan Commitments shall terminate automatically and without any further action.

          "Senior Debt" means all Indebtedness for borrowed money of the
           -----------
Borrower and its Subsidiaries (including the Loans under this Agreement) other than Subordinated Debt, Non-Recourse Indebtedness, Indebtedness of any Subject Subsidiary and any Contingent Liability of the Borrower permitted by clause (n)
                                                                     ----------
of Section 7.2.2.
   -------------

          "Stated Maturity Date" means (a) in the case of any Revolving Loan,
           --------------------
October 1, 1999; and (b) in the case of any Term Loan, October 1, 2002.

          "Subject Subsidiary" means Cadipsa or any Subsidiary of Cadipsa; such
           ------------------
Subsidiaries are sometimes collectively called herein the "Subject
                                                           -------
Subsidiaries."
------------

          "Subordinated Debt" means all unsecured Indebtedness of the Borrower
           -----------------
for money borrowed which is subordinated, upon terms satisfactory to the Agent and the Required Lenders, in right of payment to the payment in full in cash of all Obligations, and includes Borrower's $150,000,000 Senior Subordinated Notes Due 2005.

          "Subsidiary" means, with respect to any Person, any corporation of
           ----------
which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person provided that, notwithstanding the foregoing, Subsidiaries of the Borrower shall not include, for the purposes of Article VI
                                                                    ----------
(except Sections 6.7 and 6.8), Section 7.1 (except for the purposes of
        ------------     ---   -----------
consolidated financial statements delivered pursuant to Section 7.1.1) and
                                                        -------------
Article VIII and the definitions referred to therein, the Subject Subsidiaries.
------------

          "Tangible Net Worth" means the consolidated net worth of the Borrower
           ------------------
and its Subsidiaries after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

          "Taxes" is defined in Section 4.6.
           -----                -----------

          "Term Loan" is defined in Section 2.1.2.
           ---------                -------------

          "Term Loan Commitment" is defined in Section 2.1.2.
           --------------------                ------- -----

          "Term Loan Commitment Amount" means the least of (i) the aggregate
           ---------------------------
principal amount of all Revolving Loans outstanding to all Lenders as of the Revolving Loan Commitment Termination Date, (ii) the Commitment Amount in effect with respect to Revolving Loans as of the Revolving Loan Commitment Termination Date, or (iii) the U.S. Borrowing Base in effect as of the Revolving Loan Commitment Termination Date minus the outstanding principal amount of all Senior
                            -----
Debt other than the Loans.

          "Term Loan Commitment Termination Date" means the earlier of (a) the
           -------------------------------------
Business Day after the Stated Maturity Date of the Revolving Loans; and (b) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b), the Term Loan
                                              ----------
Commitments shall terminate automatically and without any further action.

          "type" means, relative to any Loan, the portion thereof, if any,
           ----
being maintained as a Base Rate Loan or a LIBO Rate Loan.

          "United States" or "U.S." means the United States of Amercia, its
           -------------      ----
fifty States and the District of Columbia.

          "U.S. Borrowing Base" is defined in Section 2.7.1.
           -------------------                ------- -----

          "Vintage Argentina" means Vintage Petroleum Argentina, Inc., a
           -----------------
Cayman Islands corporation.

          "Vintage Oil Argentina" means Vintage Oil Argentina, Inc., a Cayman
           ---------------------
Islands corporation.

          "Voting Stock" of any Person means Capital Stock of such Person which
           ------------
ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

          "Welfare Plan" means a "welfare plan", as such term is defined in
           ------------
Section 3(1) of ERISA.

          SECTION 1.2.  Use of Defined Terms.  Unless otherwise defined or the
                        --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

          SECTION 1.3.  Cross-References.  Unless otherwise specified,
                        ----------------
references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

          SECTION 1.4  Accounting and Financial Determinations.  Unless
                       ---------------------------------------
otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all
                                         -------------
financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in
  ----
Section 6.5.
-----------


                                   ARTICLE II

                  COMMITMENTS, BORROWING PROCEDURES AND NOTES

          SECTION 2.1.  Commitments.  On the terms and subject to the conditions
                        -----------
of this Agreement (including Article V), each Lender
                             ---------
severally agrees to make Loans pursuant to the Commitments described in this
Section 2.1.
-----------

          SECTION 2.1.1.  Revolving Loan Commitment.  From time to time on any
                          -------------------------
Business Day occurring prior to the Revolving Loan Commitment Termination Date, each Lender will make Loans (relative to such Lender, its "Revolving Loans") to
                                                           ---------------
the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this Section 2.1.1 is herein referred
                                                -------------
to as its "Revolving Loan Commitment".  On the terms and subject to the
           -------------------------
conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

          SECTION 2.1.2.  Term Loan Commitment.  On the Revolving Loan
                          --------------------
Commitment Termination Date (unless such date shall occur as a result of clause
                                                                         ------
(c) of the definition thereof), each Lender will make one term loan (relative to
---
such Lender its "Term Loan") to the Borrower equal to the lesser of its
                 ---------
Revolving Loan and its Percentage of the Term Loan Commitment Amount. The Commitment of each Lender described in this Section 2.1.2 is herein referred to
                                            -------------
as its "Term Loan Commitment".  No amounts paid or prepaid with respect to the
        --------------------
Term Loans may be reborrowed. LIBO Rate Loans for which the Interest Period shall not have terminated as of the Revolving Loan Commitment Termination Date shall be continued as LIBO Rate Loans for the applicable Interest Period and Base Rate Loans shall be continued as Base Rate Loans after the Revolving Loan Commitment Termination Date, unless the Borrower shall have elected otherwise by delivery of a Continuation/Conversion Notice pursuant to Section 2.4; provided
                                                         -----------  --------
that such LIBO Rate Loans which shall have converted to Term Loans shall be in a
----
minimum amount of $5,000,000 and an integral multiple of $1,000,000. Any principal repayments received on the Revolving Loan Commitment Termination Date for Revolving Loans not converted into Term Loans shall be applied first to Base Rate Loans and, after Base Rate Loans have been paid in full, to LIBO Rate Loans, unless the Borrower shall have otherwise instructed the Agent in writing. Upon a Lender making such Term Loan, its Term Loan Commitment shall terminate and it shall have no further Commitment to make Loans.

          SECTION 2.1.3.  Lenders Not Permitted or Required To Make Loans.  No
                          -----------------------------------------------
Lender shall be permitted or required to make (a) any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans (i) of all Lenders would exceed the lesser of (A) the Revolving Loan Commitment Amount or (B) the Aggregate Borrowing Base then in effect, less
                                                                           ----
the principal amount of all Senior Debt other than the Revolving Loans then outstanding, or (ii) of such Lender would exceed such Lender's Percentage of the Revolving Loan Commitment Amount; or (b) any Term Loan if, after giving effect thereto, the aggregate original principal amount of all Term Loans (i) of all Lenders made since the Effective Date would exceed the Term Loan Commitment Amount, or (ii) of such Lender made since the Effective

Date would exceed such Lender's Percentage of the Term Loan Commitment Amount.

     SECTION 2.2.  Termination and Reduction of Commitment Amounts.  Each
                   -----------------------------------------------
of the Commitment Amounts is subject to reduction from time to time pursuant to this Section 2.2.
     -----------

     SECTION 2.2.1.  Optional.  The Borrower may, from time to time on any
                     --------
Business Day occurring after the time of the initial Borrowing hereunder, voluntarily reduce the amount of either Commitment Amount; provided, however,
                                                           --------  -------
that all such reductions shall require at least three Business Days' prior notice to the Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $1,000,000.

     SECTION 2.2.2.  Mandatory as to Revolving Loans. The Revolving Loans.
                     -------------------------------
The Revolving Loan Commitment Amount shall be reduced or terminated as described below:

          (a) Each Lender's Revolving Loan Commitment shall be automatically terminated on the Revolving Loan Commitment Termination Date.

          (b) Each reduction in the Revolving Loan Commitment Amount shall be made ratably among the Lenders in accordance with their respective Percentages. The Borrower shall pay to the Agent for the account of the Lenders, on the date of each termination or voluntary reduction, the Commitment Fees accrued pursuant to Section 3.3.1 on the amount of
                                         -------------
     Commitments so terminated or reduced through the date of such termination or reduction.

     SECTION 2.2.3. Mandatory as to Term Loans.  The Term Loan Commitment Amount
                    --------------------------
shall be reduced or terminated as described below:

          (a) Each Lender's Term Loan Commitment shall be automatically terminated on the Term Loan Commitment Termination Date.

          (b) Each reduction in the Term Loan Commitment Amount hereunder shall be made ratably among the Lenders in accordance with their respective Percentages.

     SECTION 2.3.   Borrowing Procedure.  The Borrower may from time to time
                    -------------------
irrevocably request that a Borrowing be made in (a) for Base Rate Loans, a minimum amount of $300,000 and integral multiple of $100,000, (b) for LIBO Rate Loans a minimum amount of $5,000,000 and an integral multiple of $1,000,000, or
(c) in the case of Revolving Loans, in the unused amount of the Revolving Loan Commitment Amount. Such request shall be made by delivering a Borrowing Request to the Agent on or before 11:00 a.m. U.S. Central time, (x) on the Business Day of such Borrowing in the case of a

Base Rate Borrowing and (y) on a Business Day not less than three nor more than five Business Days in advance of a LIBO Rate Borrowing. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 12:00 Noon (U.S. Central time) on such Business Day each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.4.   Continuation and Conversion Elections.  By delivering a
                    -------------------------------------
Continuation/Conversion Notice to the Agent on or before 11:00 a.m., U.S. Central time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000, of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (a) each
                                            --------  -------
such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (b) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION 2.5.   Funding.  Each Lender may, if it so elects, fulfill its
                    -------
obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided,
                                                                 --------
however, that such LIBO Rate Loan shall nonetheless be deemed to have been made
-------
and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively
                        ------------  ---  ---    ---
assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.6.   Notes.  Each Lender's Loans under its Commitment shall be
                    -----
evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's

Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of,
                                                      ----- ----
the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the
                                                   --------  -------
failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     SECTION 2.7.   Determination of the Aggregate Borrowing Base. During the
                    ---------------------------------------------
period from the date hereof to the date of the first determination of the Aggregate Borrowing Base pursuant to the further provisions of this Section
                                                                    -------
2.7., the amount of the Aggregate Borrowing Base shall be $295,000,000, the U.S. Borrowing Base shall be $250,000,000 and the Argentina Borrowing Base shall be $45,000,000.

     SECTION 2.7.1. Annual Scheduled Determinations of the U.S. Borrowing Base
                    ----------------------------------------------------------
and the Argentina Borrowing Base.  Promptly after December 31 of each calendar
--------------------------------
year commencing December 31, 1996, and in any event prior to April 1 of the following calendar year, the Borrower shall furnish to the Agent and each Lender a report in form and substance satisfactory to the Agent, prepared or audited by Netherland, Sewell and Associates, Inc. or such other engineering firm as may be selected by the Borrower with the prior approval of the Required Lenders, which report shall be dated as of December 31st of such calendar year and shall set forth (i) the proven and producing oil and gas reserves attributable to the Oil and Gas Properties and a projection of the rate of production and net operating income with respect thereto, as of such date and (ii) if prior to the Revolving Loan Commitment Termination Date, the proven and producing oil and gas reserves attributable to the Eligible Assets, and a projection of the rate of production and net operating income with respect thereto, as of such date. Upon receipt of such report relating to the Oil and Gas Properties, the Agent shall make a determination within 25 days of the receipt of such report of the amount of Senior Debt which the Borrower may maintain (herein as determined and redetermined from time to time and in effect on any date called the "U.S.
                                                                     ----
Borrowing Base") on account of such reserves as of such December 31st, subject
--------------
to the approval of the Applicable Lenders as provided in this Section, and upon such determination the Agent shall promptly notify the Lenders in writing of its determination of the U.S. Borrowing Base. Upon receipt of such report relating to the Eligible Assets, the Agent shall make a determination within 25 days of the receipt of such report of the amount of Senior Debt which the Borrower may maintain (herein as determined and redetermined from time to time and in effect on any date called the "Argentina Borrowing Base") on account of such reserves
                        ------------------------
as of December 31st, subject to the approval of the Applicable Lenders as provided in this Section, and upon such determination the Agent shall promptly notify the Lenders in writing of its determination of the Argentina Borrowing Base. The determination of the U.S. Borrowing Base and Argentina Borrowing Base made by the Agent shall each be so made by the Agent in the exercise of its sole discretion in accordance with the Agent's customary practices and standards for oil and gas loans. The Applicable Lenders may approve the Agent's determination of the U.S. Borrowing Base and, if applicable, the Argentina Borrowing Base by written notice to the Agent within 10 days of the Agent's notification of its determination of the new U.S. Borrowing Base and, if applicable, the new Argentina Borrowing Base. If the Applicable Lenders fail to approve the determination of the U.S. Borrowing Base and, if applicable, the Argentina Borrowing Base made by the Agent hereunder within such 10 days then, within an additional 5 days, the Applicable Lenders in their sole discretion shall determine the U.S. Borrowing Base and, if applicable, the Argentina Borrowing Base in accordance with their respective customary practices and standards for oil and gas loans. No oil, gas and other hydrocarbon properties and interests of any Subject Subsidiary, whether now owned or hereafter acquired, shall be included in the calculation of the U.S. Borrowing Base for purposes of this Section 2.7.1 or any other provision of
                                    -------------
Section 2.7.
-----------

     SECTION 2.7.2. Semi-Annual Scheduled Determination of the U.S. Borrowing
                    ---------------------------------------------------------
Base and the Argentina Borrowing Base.  In addition, within ninety (90) days
-------------------------------------
after each June 30 (commencing June 30, 1996) the Borrower will make available for review by the Agent (i) monthly production data for each property included within the Oil and Gas Properties for the six (6) month period preceding such date together with the Borrower's projection of the rate of production and net operating income for such properties (in the aggregate) and (ii) if prior to the Revolving Loan Commitment Termination Date, monthly production data for each property included within the Eligible Assets for the six (6) month period preceding such date together with the Borrower's projection of the rate of production and net operating income for such properties (in the aggregate). Also to be made available are the reserves, projected rate of income and net operating income on (i) any Oil and Gas Properties and (ii) if prior to the Revolving Loan Commitment Termination Date, any Eligible Assets, which were developed by the Borrower subsequent to the preceding December 31 and which are to be included in the Aggregate Borrowing Base. Upon the receipt of a report relating to the Oil and Gas Properties, the Agent shall make a determination within 25 days of the receipt of such report of the U.S. Borrowing Base as of the preceding June 30. Upon the receipt of a report relating to the Eligible Assets, the Agent shall make a determination within 25 days of the receipt of such report of the Argentina Borrowing Base as of the preceding June 30. The determinations of the U.S. Borrowing Base and Argentina Borrowing Base shall be made in the same manner and be subject to the same approvals as prescribed above with respect to the annual review, and likewise the Agent shall communicate the results of each such determination to the Lenders. The Applicable Lenders may approve the determination of the U.S. Borrowing Base and, if applicable, the Argentina Borrowing Base by written notice to the Agent within

10 days of the giving of notice of the determination by the Agent to such Lenders and the Agent will thereupon notify the Borrower of the U.S. Borrowing Base and, if applicable, the Argentina Borrowing Base approved by the Applicable Lenders. If the Applicable Lenders fail to approve a determination of the U.S. Borrowing Base and, if applicable, the Argentina Borrowing Base made by the Agent pursuant to this Section 2.7.2 within such 10 days, then the Applicable
                       -------------
Lenders shall, within an additional 5 days, make a determination of the U.S. Borrowing Base and, if applicable, the Argentina Borrowing Base based on their sole discretion in accordance with their respective customary practices and standards for oil and gas loans.

     SECTION 2.7.3. Discretionary Determination of the U.S. Borrowing Base and
                    ----------------------------------------------------------
Argentina Borrowing Base.  If, in addition to the foregoing scheduled annual and
------------------------
semi-annual determinations of the U.S. Borrowing Base and Argentina Borrowing Base, the Lenders (or the Applicable Lenders) shall be requested by the Borrower to redetermine the U.S. Borrowing Base and, if prior to the Revolving Loan Commitment Termination Date, the Argentina Borrowing Base, in their sole discretion based on their respective customary practices and standards for oil and gas loans, then the Borrower shall pay to the Agent a fee of $25,000 and to each Lender (other than the Agent) a fee of $12,500 in connection with such redetermination.

     SECTION 2.7.4. Reduction of the U.S. Borrowing Base and the Argentina
                    ------------------------------------------------------
Borrowing Base Upon Sales of Oil and Gas Properties or Eligible Assets.  In the
----------------------------------------------------------------------
event of a sale, transfer, lease, contribution or other conveyance of an Oil and Gas Property as permitted pursuant to Section 7.2.7, the U.S. Borrowing Base may
                                      -------------
be automatically reduced by an amount to be determined by the Agent with the approval of the Applicable Lenders in accordance with their respective customary standards for oil and gas loans on account of such sale, transfer, assignment, lease, contribution or other conveyance. In the event of a sale, transfer, lease, contribution or other conveyance of an Eligible Asset as permitted pursuant to Section 7.2.7, the Argentina Borrowing Base may be automatically
            -------------
reduced by an amount to be determined by the Agent with the approval of the Applicable Lenders in accordance with their respective customary standards for oil and gas loans on account of such sale, transfer, assignment, lease, contribution or other conveyance.


                                  ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1.   Repayments and Prepayments.  The Borrower shall make
                    --------------------------
mandatory repayments and prepayments and may also make voluntary prepayments from time to time pursuant to this Section 3.1. Each prepayment made pursuant
                                   -----------
to this Section shall be without premium or penalty, except as may be required by Section 4.4.
   -----------

     SECTION 3.1.1.  Repayments.  To the extent that Term Loans are made to the
                     ----------
Borrower on the Revolving Loan Commitment Termination Date, such Term Loans shall be deemed to be for repayment of the principal of Revolving Loans outstanding as of the Revolving Loan Commitment Termination Date. The Borrower shall repay in full the unpaid aggregate principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower shall, on each Quarterly Payment Date occurring after the Revolving Loan Commitment Termination Date, make a scheduled repayment of the outstanding principal amount of the Term Loans in an amount equal to one twelfth (1/12) of the original aggregate principal amount of the Term Loans; provided, that the final scheduled repayment
                                    --------
on the Stated Maturity Date for Term Loans shall be in an amount necessary to repay in full the unpaid principal of the Term Loans.

     SECTION 3.1.2. Mandatory Prepayments on Loans.  If at any time, the
                    ------------------------------
aggregate principal amount of all Senior Debt outstanding shall exceed the Aggregate Borrowing Base then in effect, the Borrower shall, at the Borrower's option, either (a) forthwith repay a portion of the Loans in an aggregate principal amount equal to such excess or (b) pay an amount equal to such excess in no more than six substantially equal monthly installments, the first such payment to be due within five days after the date on which it is first determined that such principal amount of Senior Debt exceeds the Aggregate Borrowing Base, and the remaining payments due on the numerically corresponding day of each of the subsequent months so that, upon the conclusion of such mandatory prepayments, the aggregate principal amount of all outstanding Senior Debt does not exceed the Aggregate Borrowing Base; provided that if the aggregate principal amount of all Senior Debt outstanding shall exceed the Aggregate Borrowing Base as a result of the reduction of the Aggregate Borrowing Base pursuant to Section 7.2.7, then the foregoing clause (b) shall not apply. If a subsequent month does not contain a numerically corresponding day, the Borrower shall make such payment on the last Business Day of such month, or if the numerically corresponding day is not a Business Day, such payment will be due on the preceding Business Day. Mandatory prepayments pursuant to this
Section 3.1.2 shall be in addition to and not in lieu of principal payments
-------------
required pursuant to Section 3.1.1; provided, that such mandatory prepayments
                     -------------  --------  ----
shall be applied against the next scheduled repayment or repayments required pursuant to Section 3.1.1 if, as of the date for such scheduled repayment, after
            -------------
giving effect to such scheduled repayment, the Senior Debt shall be less than or equal to the Aggregate Borrowing Base then in effect.

     The Borrower shall, on each date when any reduction in the Revolving Loan Commitment Amount shall become effective pursuant to Section 2.2.1, make a
                                                     -------------
mandatory prepayment of all Revolving Loans equal to the excess, if any, of the aggregate, outstanding principal amount of all Revolving Loans over the Revolving Loan Commitment Amount as so reduced.

     SECTION 3.1.3.  Repayment Upon Acceleration.  The Borrower shall,
                     ---------------------------
immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or 8.3, repay all Loans.
            -----------    ---

     SECTION 3.1.4. Voluntary Repayments.  The Borrower may, from time to time
                    --------------------
on any Business Day prior to the Stated Maturity Date, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that (i) any such prepayment shall be made pro rata
       --------  -------                                             --- ----
among Loans of the same type and, if applicable, having the same Interest Period of all Lenders; (ii) no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan; and (iii) all such voluntary partial prepayments shall be in an aggregate minimum amount of $300,000 for Base Rate Loans and $1,000,000 for LIBO Rate Loans and an integral multiple of $100,000; provided that after giving effect to such partial prepayment, any outstanding LIBO Rate Loans with the same Interest Period, if any, shall be in a minimum aggregate principal amount of at least $5,000,000. Each voluntary prepayment of Term Loans made pursuant to this Section 3.1.4
                                                              -------------
shall be applied, to the extent of such prepayment, in the inverse order of the scheduled repayments of Term Loans set forth in Section 3.1.1. Each prepayment
                                                -------------
of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No voluntary prepayment of principal
                             -----------
of any Revolving Loans shall cause a reduction in the Revolving Loan Commitment Amount. No voluntary prepayment of principal of any Term Loan may be reborrowed.

     SECTION 3.2.   Interest Provisions.  Interest on the outstanding principal
                    -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                                                                    -----------

     SECTION 3.2.1. Rates.  Pursuant to an appropriately delivered Borrowing
                    -----
Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum: (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Base Rate Applicable Margin; and (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the LIBO Rate Applicable Margin.

     The "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made,
          ----------------------------
continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

          LIBO Rate  =                  LIBO Rate
                              -------------------------------
     (Reserve Adjusted)       1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Agent on the basis of the

LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from Bank of Montreal, two Business Days before the first day of such Interest Period.

          "LIBO Rate" means, relative to any Interest Period for LIBO Rate
           ---------
Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to Bank of Montreal's LIBOR Office in the London interbank market as at or about 10:00 a.m. U.S. Central time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of Bank of Montreal's LIBO Rate Loan and for a period approximately equal to such Interest Period.

          "LIBOR Reserve Percentage" means, relative to any Interest Period for
           ------------------------
LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

          All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

          SECTION 3.2.2.      Post-Maturity Rates.  After the date any principal
                              -------------------
amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 2%.

          SECTION 3.2.3.      Payment Dates.  Interest accrued on each Loan
                              -------------
shall be payable, without duplication: (a) on the Stated Maturity Date therefor; (b) except in the case of voluntary prepayment of Base Rate Loans, on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan; (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder; (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period); and (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon
                                    -----------    -----------
such acceleration. Interest accrued on Loans or other monetary Obligations arising under this

Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand. Notwithstanding clauses (a) and (b) above, except
                                              -----------     ---
as otherwise provided in this Section 3.2.3, no accrued interest shall be due
                              -------------
and payable on the Revolving Loan Commitment Termination Date on those Revolving Loans the principal of which is deemed to have been repaid by Term Loans to the Borrower pursuant to Section 3.1.1.
                     -------------

          SECTION 3.3. Fees.  The Borrower agrees to pay the fees set
                       ----
forth in this Section 3.3.  All such fees shall be non-refundable.
              -----------

          SECTION 3.3.1. Commitment Fee.  The Borrower agrees to pay to the
                         --------------
Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Effective
                                      ---------
Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee at the rate of (i) during any period when the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Loans outstanding, to the U.S. Borrowing Base then in effect is greater than 100%, 3/8 of 1% per annum and (ii) during all other periods 1/4 of 1% per annum on such Lender's Percentage of the average daily unused portion of the Revolving Loan Commitment Amount. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing on October 1, 1996, and ending on the Revolving Loan Commitment Termination Date.

          SECTION 3.3.2. Agent's Fees.  To the Agent for its own account,
                         ------------
the fees as set forth in the letter agreement between the Borrower and the Agent of even date herewith.


                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

          SECTION 4.1. If LIBO Rate Lending Unlawful.  If any Lender shall
                       -----------------------------
determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

          SECTION 4.2. If Deposits Unavailable.  If the Agent shall have
                       -----------------------
determined that (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to Bank of Montreal in its relevant market; or
(b) by reason of circumstances affecting Bank of Montreal's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section
                                                      -----------     -------
2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate
---
Loans shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

          SECTION 4.3. Increased LIBO Rate Loan Costs, etc.  The Borrower
                       -----------------------------------
agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans; provided, the Borrower shall only be obligated to reimburse a Lender in respect of such increases or reductions if such Lender is generally seeking such reimbursement from similar borrowers under similar circumstances and Borrower shall not be obligated to reimburse a Lender in respect of such increases or reductions in respect of any period prior to notice thereof to Borrower. Such Lender shall promptly notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

          SECTION 4.4. Funding Losses.  In the event any Lender shall incur
                       --------------
any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section
                                                                        -------
3.1 or otherwise; (b) any Loans not being made as LIBO Rate Loans in accordance
---
with the Borrowing Request therefor; or (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor; then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

          SECTION 4.5.        Increased Capital Costs.  If any change in, or the
                              -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall, within 5 days of its receipt of such notice, pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return; provided, the Borrower shall only be obligated to pay such amounts to a Lender if such Lender is generally seeking payment in respect of such amounts from similar borrowers under similar circumstances and Borrower shall not be obligated to reimburse a Lender in respect of such amounts in respect of any period prior to such notice to the Borrower. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

          SECTION 4.6.        Taxes.  In the event that any withholding or
                              -----
deduction from any payment to be made by the Borrower hereunder is required in respect of any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes") pursuant to any applicable law, rule or
                             -----
regulation, then the Borrower will (a) pay directly to the relevant authority the full amount required to be so withheld or deducted; and (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority.

          If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the
                                   -----------

Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

          Upon the request of the Borrower or the Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

          SECTION 4.7.        Payments, Computations, etc.  Unless otherwise
                              ---------------------------
expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Agent for the pro rata account of the Lenders entitled to receive such payment. All such
    --- ----
payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 Noon, United States Central time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of
                                               ----------
the term "Interest Period" with respect to LIBO Rate Loans) be made on the next
          ---------------
succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

          SECTION 4.8.        Sharing of Payments.  If any Lender shall obtain
                              -------------------
any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or
------------  ---     ---                   --- ----
therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess
                   --------  -------
payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to
                                                                            --
(b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender
   -----------
were the direct creditor of the Borrower in the amount of such participation.
If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

          SECTION 4.9.        Setoff.   Each Lender shall, upon the occurrence
                              ------
of any Default described in clauses (a) through (d) of Section 8.1.9 with
                            -----------         ---    -------------
respect to the Borrower or any of its Subsidiaries or any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that
                                                         --------  -------
any such appropriation and application shall be subject to the provisions of

Section 4.8.  Each Lender agrees promptly to notify the Borrower and the Agent
-----------
after any such setoff and application made by such Lender; provided, however,
                                                           --------  -------
that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

          SECTION 4.10.       Use of Proceeds.  The Borrower shall apply the
                              ---------------
proceeds of each Borrowing in accordance with the fourth recital; without
                                                  ------ -------
limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.


                                   ARTICLE V

                            CONDITIONS TO BORROWING

          SECTION 5.1.        Initial Borrowing.  The obligations of the Lenders
                              -----------------
to fund the initial Borrowing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this

Section 5.1.
-----------

          SECTION 5.1.1.      Resolutions, etc.  The Agent shall have received
                              ----------------
from the Borrower a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Borrower canceling or amending such prior certificate.

          SECTION 5.1.2.      Delivery of Notes.  The Agent shall have received,
                              -----------------
for the account of each Lender, its Note duly executed and delivered by the Borrower.

          SECTION 5.1.3.      Payment of Outstanding Indebtedness, etc.  All
                              ----------------------------------------
Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the
                           -------------
Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing).

          SECTION 5.1.4.      Compliance with Representations and Warranties.
                              ----------------------------------------------
The Agent shall have received a certificate from an Authorized Officer confirming compliance with Section 5.2.1 and stating that, after giving effect
                           -------------
to Loans comprising the initial Borrowings, Senior Debt shall not exceed the Aggregate Borrowing Base then in effect.

          SECTION 5.1.5.      Opinions of Counsel.  The Agent shall have
                              -------------------
received an opinion, dated the date of the initial Borrowing and addressed to the Agent and all Lenders, from Conner & Winters, a Professional Corporation, counsel to the Borrower, substantially in the form of Exhibit E-1 hereto and the
                                                      -----------
Agent shall be satisfied that it will receive within 30 days of the initial Borrowing an opinion from Conner & Winters, a Professional Corporation, counsel to the Borrower, substantially in the form of Exhibit E-2 hereto.
                                              -----------

          SECTION 5.1.6.      Closing Fees, Expenses, etc.  The Agent shall have
                              ---------------------------
received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and
                                                             ------------
10.3, if then invoiced.
----

          SECTION 5.2.        Conditions Precedent to Revolving Loans.  The
                              ---------------------------------------
obligation of each Lender to fund any Revolving Loan on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.
                                                      -----------

          SECTION 5.2.1.  Compliance with Warranties, No Default, etc. Both
                          -------------------------------------------
before and after giving effect to any Borrowing (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any
                      -------------
other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct: (a) the representations and warranties set forth in Article VI
                                                             ----------
(excluding, however, those contained in Section 6.7) shall be true and correct
                                        -----------
with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date); (b) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7 (i) no labor controversy,
                                  -----------
litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which might
                                                  -----------
materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries; (c) no Default shall have then occurred and be continuing, and neither the Borrower nor any of its Subsidiaries are in material violation of any law or governmental regulation or court order or decree; (d) the Borrower is in compliance with the Current Ratio and Tangible Net Worth tests required by Section 7.2.4, and,
                                                       -------------
immediately after giving effect to the proposed Borrowing, the Senior Debt of the Borrower shall not exceed the Aggregate Borrowing Base and (e) the Loans requested will constitute "Senior Indebtedness" pursuant to the Indenture, as defined therein.

          SECTION 5.2.2.  Borrowing Request.  The Agent shall have received
                          -----------------
a Borrowing Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that, on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof), the statements made in
Section 5.2.1 are true and correct.
-------------

          SECTION 5.2.3.  Satisfactory Legal Form.  All documents executed
                          -----------------------
or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

          SECTION 5.3.    Conditions Precedent to the Making of the Term
                          ----------------------------------------------
Loans.  The obligation of each Lender to make its Term Loan is
-----
subject to (a) the condition precedent that the principal of all Revolving Loans and accrued interest on all Revolving Loans, except those Revolving Loans the principal of which shall be deemed to have been repaid by Term Loans pursuant to

Section 3.1.1 and for which such interest is not otherwise due and payable,
-------------
shall have been paid in full prior to or concurrently with the making of such Term Loan; and (b) the conditions precedent set forth in Section 5.2.1. The
                                                         -------------
acceptance by the Borrower of the proceeds of the Term Loans shall constitute a representation and warranty that, on the Revolving Loan Commitment Termination Date (both before and after giving effect to such Term Loans and the application of the proceeds thereof), the statements made in Section 5.2.1 are true and
                                                 -------------
correct.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Agent and each Lender as set forth in this Article VI.
                                               ----------

          SECTION 6.1.  Organization, etc.  The Borrower and each of its
                        -----------------
Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

          SECTION 6.2.  Due Authorization, Non-Contravention, etc.   The
                        -----------------------------------------
execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (a) contravene the Borrower's Organic Documents;
(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

          SECTION 6.3.  Government Approval, Regulation, etc.  No
                        ------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Agreement, the Notes or any other Loan Document. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company

Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          SECTION 6.4.  Validity, etc.  This Agreement constitutes, and
                        -------------
the Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          SECTION 6.5.  Financial Information.  The consolidated balance
                        ---------------------
sheet of the Borrower and its Subsidiaries as at June 30, 1996, and the related consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at the date thereof and the results of their operations for the period then ended.

          SECTION 6.6.  No Material Adverse Change.  Since the date of the
                        --------------------------
financial statements described in Section 6.5, other than changes resulting from
                                  -----------
fluctuations in oil and gas prices, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole.

          SECTION 6.7.  Litigation, Labor Controversies, etc.   There is
                        ------------------------------------
no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.7 ("Litigation") of the Disclosure
                                 --------
Schedule.

          SECTION 6.8.  Subsidiaries.  The Borrower has no Subsidiaries,
                        ------------
except those Subsidiaries which are identified in Item 6.8 ("Existing
                                                  --------
Subsidiaries") of the Disclosure Schedule.

          SECTION 6.9.  Ownership of Properties.   The Borrower and each
                        -----------------------
of its Subsidiaries owns good and defensible title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trade-
marks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like), except those which would not have a material adverse effect on the financial conditions, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, and except as permitted pursuant to Section 7.2.3. For the purposes of
                                             -------------
this representation, good and defensible title shall mean record title which may be subject to minor defects and irregularities which (a) do not materially reduce Borrower's net revenue interests or increase Borrower's working interests (without a corresponding and proportional increase in Borrower's net revenue interests) therein, and (b) are not likely to interfere materially with the benefit and enjoyment of production from such properties.

          SECTION 6.10.  Taxes.  To the best of the Borrower's knowledge,
                         -----
Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

          SECTION 6.11.  Pension and Welfare Plans.  No steps have been
                         -------------------------
taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

          SECTION 6.12.  Environmental Warranties.  To the best of
                         ------------------------
Borrower's knowledge after reasonable investigation, except as set forth in Item
                                                                            ----
6.12 ("Environmental Matters") of the Disclosure Schedule:  (a) all facilities
----
and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws; (b) there have been no past, and there are no pending or threatened (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law; (c) there have been no Releases (or, in Argentina, release) of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole; (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses; (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up; (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole; (g) neither Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA; (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole; and (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which singly or in the aggregate have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole.

          SECTION 6.13.  Regulations G, U and X.  The Borrower is not
                         ----------------------
engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or
X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

          SECTION 6.14.  Accuracy of Information.  All factual information
                         -----------------------
heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

          SECTION 6.15.  No Default.  Neither the Borrower nor any
                         ----------
Subsidiary is in default in any respect materially and adversely affecting the business, property, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, with respect to any indenture, mortgage, deed of trust or other agreement or instrument to which the Borrower is a party or by which the Borrower or its properties is/are bound or affected.

          SECTION 6.16.  No Violation of Applicable Law.  To the best of
                         ------------------------------
the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries has violated any applicable statute, regulation or ordinance of the United States of America or any foreign country, or any state, municipality or other jurisdiction, or of any agency thereof in any respect materially and adversely affecting the business, property, assets, operations or condition, financial or otherwise, of Borrower and its Subsidiaries, taken as a whole, and the Borrower has not received any notice of probable violation from the Department of Energy or the Environmental Protection Agency. The Borrower is using the Borrower's best efforts to comply or cause its Subsidiaries to comply with all statutes, rules and regulations relating to environmental standards and controls in all jurisdictions where the Borrower and its Subsidiaries are presently doing business.

          SECTION 6.17.  Permits.  The Borrower and its Subsidiaries have
                         -------
all governmental and private permits, certificates, consents and franchises which in any respect are material to the business, property, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries to carry on the Borrower's and such Subsidiaries' business as now being conducted, and to own or lease and operate the Borrower's and such Subsidiaries' properties as now owned or leased. All such governmental and private permits, certificates, consents and franchises are valid and subsisting, and the Borrower and its Subsidiaries are not in violation thereof in a manner which would have a material and adverse effect thereon.


                                  ARTICLE VII

                                   COVENANTS

          SECTION 7.1.   Affirmative Covenants.  The Borrower agrees with
                         ---------------------
the Agent and each Lender that, until all Commitments have
terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.
                                                        -----------

          SECTION 7.1.1.  Financial Information, Reports, Notices, etc. The
                          --------------------------------------------
Borrower will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information: (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief accounting or financial Authorized Officer of the Borrower; (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a complete copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) by Arthur Andersen & Co. or other independent public accountants selected by the Borrower and reasonably acceptable to the Agent and the Required Lenders, together with a certificate from such accountants (i) containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in

Section 7.2.4 and (ii) containing a computation of the Consolidated Interest
-------------
Coverage Ratio (as defined in the Indenture) as of the date of such statements and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it; (c) as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a certificate, executed by the chief accounting or financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) (i) compliance with the financial covenants set forth in Section 7.2.4 and (ii)
                                                     -------------
containing a computation of the Consolidated Interest Coverage Ratio (as defined in the Indenture) as of the date of such statements; (d) forthwith upon the occurrence of each Default, a statement of the chief accounting or financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;
(e) as soon as possible and in any event within three days after (i) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7, or (ii) the
                                              -----------
commencement of any labor controversy, litigation, action or proceeding of the type described in Section 6.7, notice thereof and copies of
                                    -----------
all documentation relating thereto; (f) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its securityholders, and all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange; (g) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan, if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto; and
(h) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

          SECTION 7.1.2.  Compliance with Laws, etc.  The Borrower will, and
                          -------------------------
will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The Borrower will maintain and preserve its corporate existence and qualification as a foreign corporation.

          SECTION 7.1.3.  Maintenance of Properties.  The Borrower will, and
                          -------------------------
will cause each of its Subsidiaries to, maintain, preserve, protect and keep its material properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, all in accordance with approved practices of prudent operators and standards prevailing in the oil and gas industry and within limits imposed by joint operating agreements.

          SECTION 7.1.4.  Insurance.  The Borrower will, and will cause each
                          ---------
of its Subsidiaries to, maintain or cause to be maintained, with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

          SECTION 7.1.5.  Books and Records.  The Borrower will, and will
                          -----------------
cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and to examine any of its books or other corporate records.

          SECTION 7.1.6.  Environmental Covenant.  The Borrower will, and
                          ----------------------
will cause each of its Subsidiaries to (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; (b) immediately notify the Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice any actions and proceedings relating to compliance with Environmental Laws; and
(c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.
                                                           -------------

          SECTION 7.1.7.  Employee Benefit Plans.  With respect to each Plan
                          ----------------------
of Borrower, if any: (a) at all times make prompt payments of contributions with respect to each such Plan, so as to meet the minimum funding standards required by sections 302 through 305 of ERISA; (b) upon the receipt of reasonable written request from the Lenders, promptly furnish the Lenders with copies of each report required to be filed pursuant to (S)103 of ERISA in connection with such Plan for each plan-year, including any certified financial statements or actuarial statements required under said (S)103; (c) immediately notify the Lenders of any fact, including, but not limited to, any "Reportable Event" (as that term is defined in (S)4043 of ERISA) arising in connection with any such Plan which might constitute grounds for the termination thereof or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, and, within thirty (30) days after the occurrence of any Reportable Event, deliver to the Lenders a statement from Borrower's President detailing such Reportable Event and Borrower's proposed action with respect thereto; and (d) promptly upon their request therefor, furnish the Lenders such additional information concerning any such Plan as the Lenders may reasonably request.

          SECTION 7.1.8.  Designated Senior Indebtedness.  The Borrower and
                          ------------------------------
the Lenders hereby agree that all Obligations of the Borrower pursuant to this Agreement and each other Loan Document constitute

Designated Senior Indebtedness (as defined in the Indenture) for purposes of the Indenture. The Borrower furthermore agrees that it shall deliver all notices and take such other action as may be required by the Indenture such that the Obligations of the Borrower under this Agreement shall at all times constitute Designated Senior Indebtedness.

          SECTION 7.2.    Negative Covenants.  The Borrower agrees with the
                          ------------------
Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.
                              -----------

          SECTION 7.2.1.  Business Activities.  The Borrower will not, and
                          -------------------
will not permit any of its Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as may be
                              -------------
incidental or related thereto.

          SECTION 7.2.2.  Indebtedness.  The Borrower will not, and will not
                          ------------
permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following: (a) Indebtedness in respect of the Loans and other Obligations; (b) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure
                 -------------
Schedule; (c) unsecured trade debt incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities); (d) lease obligations under leases covering Borrower's or any of its Subsidiary's business premises (which shall include storage yard facilities); (e) lease obligations arising from the leasing of equipment located upon the Borrower's properties and utilized in the production of oil and gas therefrom; (f) lease obligations, not to exceed $1,000,000 in any Fiscal Year arising from the lease of equipment used in the ordinary course of business of the Borrower and its Subsidiaries; (g) current indebtedness to operators under joint operating agreements or compulsory pooling orders; (h) advances made as operator on behalf of non-operators pursuant to joint operating agreements or pooling orders; (i) letter of credit reimbursement agreements with issuers and any reimbursement obligations that arise thereunder, provided such letters of credit and reimbursement obligations are not in excess of $15,000,000 at any time outstanding in the aggregate; (j) funds held for and payments due to third parties from production from properties; (k) subject to Section 7.2.12, Indebtedness of the Borrower's
                           --------------
Subsidiaries owing to the Borrower or to other Subsidiaries of the Borrower and unsecured Indebtedness of the Borrower owing to its Subsidiaries; (l) deferred tax liability; (m) Indebtedness of the Borrower in an outstanding amount not to exceed $25,000,000 in the aggregate, plus interest and premium, if any; (n) the guaranties by the Borrower of the obligations of its Subsidiaries otherwise permitted by the terms of this Agreement, provided that the aggregate outstanding principal amount of Indebtedness and other obligations of Subject Subsidiaries guaranteed by the Borrower shall not exceed $10,000,000 at any time; (o) Indebtedness of any Subject Subsidiary, provided that such Indebtedness shall
                                        --------
not be a direct obligation or Contingent Liability of the Borrower or any other Subsidiary of the Borrower except as permitted by clause (n) above; (p) the
                                                  ----------
Borrower's $150,000,000 9% Senior Subordinated Notes Due 2005; and (q) Indebtedness in respect of Hedging Obligations, provided that such Hedging Obligations in respect of oil and gas do not exceed volumes with respect to any year in excess of 80% of the projected production attributable to the Borrower's and its Subsidiaries' then proved developed oil and gas properties in respect of such year.

          SECTION 7.2.3.     Liens.  The Borrower will not, and will not permit
                             -----
any of its Subsidiaries (other than any Subject Subsidiary) to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except: (a) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in clause (b) of Section 7.2.2; (b) Liens for taxes, assessments or
             ----------    -------------
other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (d) encumbrances created by production sales contracts, joint operating agreements and other contracts entered into in the normal course of Borrower's business for exploration, development and/or operation of the Borrower's properties; (e) easements, servitudes and other rights of user which do not materially interfere with the use of such assets;
(f) other minor burdens and defects of or in title which do not secure the payment of money, other than as described in clause (a); (g) those and only those lease burdens previously disclosed to the Lenders in writing and existing operating agreements, farmout agreements and other agreements and contractual obligations related to the Borrower's properties; (h) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; (i) judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies; (j) Liens securing Indebtedness to be Paid (as defined in Section
                                                                     -------
5.1.3), provided Borrower shall cause such Liens to be promptly released; and
-----
(k) Liens affecting the property of the Subject

Subsidiaries only securing Indebtedness permitted by clause (o) of Section
                                                     ----------    -------
7.2.2.
------
          SECTION 7.2.4.  Financial Condition.  The Borrower will not permit:
                          -------------------
(a) its Tangible Net Worth to be less than the sum of $200,000,000 plus
                                                                   ----
75% of the proceeds from third parties of the sale by the Borrower and its Subsidiaries of securities (other than securities constituting Indebtedness) net of reasonable incidental, brokerage, underwriting and legal costs actually paid to third parties in connection therewith, less the aggregate of the reductions
                                          ----
after the Effective Date in the values at which the Borrower's oil and gas properties are carried on its books in accordance with GAAP in order to comply with the full cost method of accounting for oil and gas properties or as required by ceiling tests established by the Securities and Exchange Commission; and (b) its Current Ratio as of the end of any Fiscal Quarter to be less than 1:1; provided that for purposes hereof, any unused portion of the Revolving Loan
     --------
Commitment Amount will be deemed a current asset.

          SECTION 7.2.5.  Take or Pay Contracts.  The Borrower will not, and
                          ---------------------
will not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

          SECTION 7.2.6.  Consolidation, Merger, etc.  The Borrower will
                          --------------------------
not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary of the Borrower, and the assets or stock of any Subsidiary of the Borrower may be purchased or otherwise acquired by the Borrower or any other Subsidiary of the Borrower; provided, that no Subsidiary of the Borrower which
                            --------
is not a Subject Subsidiary may dissolve or liquidate voluntarily into, and neither the Borrower nor any Subsidiary of the Borrower which is not a Subject Subsidiary may merge with or into, any Subject Subsidiary unless the Borrower or such Subsidiary which is not a Subject Subsidiary is the surviving entity, and the assets or stock of any Subsidiary of the Borrower which is not a Subject Subsidiary may not be purchased or otherwise acquired by any Subject Subsidiary; and (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger.

          SECTION 7.2.7.  Asset Dispositions, etc.  The Borrower will not,
                          -----------------------
and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, exchange or lease, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person (including any Subject Subsidiary), unless it has either given Lenders 15 Business Days prior written notice thereof or the aggregate consideration for all such sales, transfers, conveyances, exchanges or leases made in any six month period ending June 30 or December 31 is less than Ten Million Dollars ($10,000,000). Notwithstanding anything to the contrary in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries (other than a Subject Subsidiary) to, sell, transfer, lease, contribute or otherwise convey, exchange or lease, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Subject Subsidiary. In the event that the Borrower and its Subsidiaries shall sell, transfer, lease, contribute or otherwise convey, exchange or lease properties in excess of Ten Million Dollars ($10,000,000) in the aggregate in any six month period ending June 30 or December 31, the Applicable Lenders shall have the option to reduce the Aggregate Borrowing Base.

          SECTION 7.2.8. Guaranties, Loans or Advances. Other than Borrower's
                         -----------------------------
Indebtedness hereunder and other than pursuant to Borrower's current and future employees' stock option plans, the Borrower will not become or be a guarantor or surety of, or otherwise become or be responsible in any manner (whether by agreement to purchase or repurchase any obligation, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise, whether directly or indirectly) with respect to, any undertaking of any other person or entity, nor make or permit to exist any loans or advances to any other Persons which in the aggregate exceed the amount of $500,000 at any time outstanding, except for (a) the endorsement, in the ordinary course of collection, of instruments payable to Borrower, or its order; (b) advances made and liabilities existing under joint operating agreements and compulsory pooling orders; (c) the liability to account to third persons for their share of production proceeds received by Borrower; (d) loans and advances to employees for the sole purpose of permitting such employees to purchase shares of Borrower's capital stock; (e) loans and advances to employees of the Borrower and its Subsidiaries for travel and other business expenses; (f) subject to
Section 7.2.12, loans and advances by the Borrower to any of its Subsidiaries or
--------------
by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower; and (g) guaranties by the Borrower of obligations of its Subsidiaries otherwise permitted pursuant to this Agreement, provided that the aggregate outstanding principal amount of Indebtedness and other obligations of Subject Subsidiaries so guaranteed shall not at any time exceed $10,000,000 in the aggregate.

          SECTION 7.2.9. Other Agreements.  The Borrower will not enter
                         ----------------
into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

          SECTION 7.2.10.    Transactions with Affiliates.  The Borrower
                             ----------------------------
will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is determined by the Board of Directors of the Borrower to be (a) fair and equitable to the Borrower or such Subsidiary and (b) an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

          SECTION 7.2.11.    Negative Pledges, Restrictive Agreements, etc.
                             ----------------------------------------------
The Borrower will not, and will not permit any of its Subsidiaries to,enter into any agreement (excluding this Agreement, any other Loan Document, and any agreement governing any Indebtedness permitted by clause (b) of Section
                                                  ----------    -------
7.2.2) prohibiting (a) the creation or assumption of any Lien upon its
-----
properties, revenues or assets (other than the properties, revenues or assets of the Subject Subsidiaries), whether now owned or hereafter acquired, or the ability of the Borrower to amend or otherwise modify this Agreement or any other Loan Document; or (b) the ability of any Subsidiary (other than a Subject Subsidiary) to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary (other than a Subject Subsidiary) to make any payment, directly or indirectly, to the Borrower. Notwithstanding the foregoing, any agreement governing any Indebtedness permitted by clause (p) of
                                                                 ----------
Section 7.2.2 shall not prohibit the creation or assumption of any Lien upon the
-------------
properties, revenues or assets of the Borrower or any Subsidiary (other than a Subject Subsidiary), whether now owned or hereafter acquired securing any Senior Debt, and no agreement governing any Indebtedness permitted by clause (p) of
                                                               ----------
Section 7.2.2 shall prohibit the ability of any Subsidiary (other than a Subject
-------------
Subsidiary) to make any payments, directly or indirectly, to the Borrower or the ability of the Borrower to amend or otherwise modify this Agreement or any other Loan Document.

          SECTION 7.2.12.    Restricted Payments.  The Borrower hereby
                             -------------------
agrees that Restricted Payments (as defined in the Indenture) shall be limited as set forth in Section 1010 of the Indenture as in effect on the date of the issuance of the Subordinated Debt permitted by clause (p) of Section 7.2.2,
                                               ----------    -------------
without giving effect to subsequent amendments, or, with the consent of the Required Lenders, any similar sections of any extension or replacement of the Indenture to which the Borrower is a party, and such section, together with (for purposes of this Section 7.2.12 only) all related definitions and provisions, is
                 --------------
incorporated by reference as if set forth herein in full, provided that each
                                                          -------- ----
reference to the

"Company" shall be deemed to be a reference to the "Borrower"; each reference to a "Default" or an "Event of Default" shall be deemed to be a reference to a Default or Event of Default pursuant to this Agreement and each reference to a Section shall be deemed to be a reference to the corresponding Section in the Indenture (as such Section is in effect on the date of the issuance of Subordinated Debt permitted by clause (p) of Section 7.2.2). This provision
                               ----------    -------------
shall survive any termination of the Indenture and nothing in this Section shall be construed or deemed to permit any action by the Borrower which is otherwise prohibited by this Agreement.

          SECTION 7.2.13.    Investment in Subsidiaries.  If any Default
                             --------------------------
or Event of Default shall have occurred and is continuing or during any period in which the aggregate principal amount of Senior Debt shall exceed the Aggregate Borrowing Base then in effect, the Borrower shall not, and shall not permit any of its Subsidiaries which are not Subject Subsidiaries to, incur any Contingent Liabilities for any Indebtedness or other obligations of any Subject Subsidiary, make any loan or advance to, or assume, redeem, purchase, defease, pay or forgive any Indebtedness or other obligation of, or make any equity investment in, or incur any Indebtedness on behalf of, any Subsidiary and the Borrower shall not, and shall not permit any of its Subsidiaries which are not Subject Subsidiaries to, apply any of its funds, property or assets to the purchase, redemption, sinking fund for or other retirement of any shares of any class of capital stock of a Subsidiary or warrants, options or other rights with respect to any shares of any class of such capital stock or any Indebtedness or obligations of any Subsidiary.


                                 ARTICLE VIII

                               EVENTS OF DEFAULT

          SECTION 8.1.       Listing of Events of Default.  Each of the
                             ----------------------------
following events or occurrences described in this Section 8.1 shall constitute
                                                  -----------
an "Event of Default".
    ----------------

          SECTION 8.1.1.     Non-Payment of Obligations.   The Borrower shall
                             --------------------------
default in the payment or prepayment when due of any principal of or interest on any Loan, or the Borrower shall default in the payment when due of any commitment fee or of any other Obligation.

          SECTION 8.1.2.     Breach of Warranty.  Any representation or
                             ------------------
warranty of the Borrower made or deemed to be made hereunder or in any other Loan Document or any other writing or certificate furnished by or on behalf of the Borrower to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any
                      ---------
material respect.

          SECTION 8.1.3.     Non-Performance of Certain Covenants and
                             ----------------------------------------
Obligations.  The Borrower shall default in the due performance and observance
-----------
of any of its obligations under Sections 7.2.4 or 7.2.8.
                                -----------------------

          SECTION 8.1.4.     Non-Performance of Other Covenants and
                             --------------------------------------
Obligations. The Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document, and such default shall continue unremedied for a period of 15 days after the Borrower shall become aware of such default, whether by notice thereof given to the Borrower by the Agent or any Lender or otherwise.

          SECTION 8.1.5.     Default on Other Indebtedness.   A default shall
                             -----------------------------
occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness for borrowed money (other than Indebtedness described in Section 8.1.1) or Contingent Liability of the Borrower
                          -------------
or any of its Subsidiaries, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

          SECTION 8.1.6.     Other Material Obligations.  Default in the
                             --------------------------
payment for a period in excess of sixty (60) days of when due, or in the performance or observance of any material obligation of, or condition agreed to by, the Borrower or any Subsidiary with respect to any material purchase or lease of goods or services (except those which would not have a material adverse effect on the financial conditions, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, and except only to the extent that the existence of any such default is being contested by the Borrower or such Subsidiary in good faith by appropriate proceedings).

          SECTION 8.1.7.     Judgments.  Any judgment or order for the payment
                             ---------
of money in excess of $10,000,000 (or its equivalent) shall be rendered against the Borrower or any of its Subsidiaries and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (b) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

          SECTION 8.1.8.     Pension Plans.  Any of the following events shall
                             -------------
occur with respect to any Pension Plan: (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

          SECTION 8.1.9.     Bankruptcy, Insolvency, etc.  The Borrower or any
                             ---------------------------
of its Subsidiaries shall (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due; (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors; (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, for itself and each of its Subsidiaries, hereby expressly authorizes the Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, for itself and each of its Subsidiaries, hereby expressly authorizes the Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

          SECTION 8.1.10.    Change of Control.  A Change of Control shall
                             -----------------
occur.

          SECTION 8.2.       Action if Bankruptcy.  If any Event of Default
                             --------------------
described in clauses (a) through (d) of Section 8.1.9 shall occur with respect
             -----------         ---    -------------
to the Borrower or any of its Subsidiaries, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice (including notice of intent to accelerate and notice of acceleration) or demand and notice and demand, are hereby waived.

          SECTION 8.3.       Action if Other Event of Default.   If any Event
                             --------------------------------
of Default (other than any Event of Default described in clauses (a) through (d)
                                                         -----------         ---
of Section 8.1.9 (with respect to the Borrower or any of its Subsidiaries) shall
   -------------
occur for any reason,
whether voluntary or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice (including notice of intent to accelerate and notice of acceleration), demand or presentment, and/or, as the case may be, the Commitments shall terminate, all of which notice, demand and presentment are hereby waived.


                                  ARTICLE IX

                                   THE AGENT

          SECTION 9.1.       Actions.  Each Lender hereby appoints Bank of
                             -------
Montreal as its Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto.
Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to such Lender's Percentage, from
                           --- ----
and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of its services as Agent under this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrower; provided, however, that no Lender shall
                                         --------  -------
be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

          SECTION 9.2. Funding Reliance, etc. Unless the Agent shall have been
                       ---------------------
notified by telephone, confirmed in writing, by any Lender by (i) 5:00 p.m., United States Central time, on the day prior to a Borrowing in the case of LIBO Rate Loans and (ii) 11:00 a.m. United States Central time on the day of any Borrowing in the case of Base Rate Loans that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

          SECTION 9.3. Exculpation. Neither the Agent nor any of its directors,
                       -----------
officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

          SECTION 9.4. Successor. The Agent may resign as such at any time upon
                       ---------
at least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of (a) this Article IX shall
                                                               ----------
inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and (b) Section 10.3 and Section 10.4
                                               ------------     ------------
shall continue to inure to its benefit.

          SECTION 9.5. Loans by Bank of Montreal.  Bank of Montreal shall have
                       -------------------------
the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Agent. Bank of Montreal and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Bank of Montreal were not the Agent hereunder.

          SECTION 9.6. Credit Decisions.  Each Lender acknowledges that it has,
                       ----------------
independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

          SECTION 9.7. Copies, etc.  The Agent shall give prompt notice to each
                       -----------
Lender of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.


                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.1. Waivers, Amendments, etc. The provisions of this
                        ------------------------
Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that-------- ------- no such amendment, modification or waiver which would: (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;
(b) modify this Section 10.1, change the definition of "Required Lenders",
                ------------                            ----------------
increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III, or extend any Commitment Termination Date shall be
             -----------
made without the consent of each Lender and each holder of a Note; (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; or (d) affect adversely the interests, rights or obligations of the Agent qua the Agent shall be made without consent of the
                         ---
Agent.

          No failure or delay on the part of the Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          SECTION 10.2. Notices.  All notices and other communications provided
                        -------
to any party hereto under this Agreement or any other Loan Document shall be in writing or by Telex or by facsimile and addressed, delivered or transmitted to such party at its address, Telex or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address, Telex or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by Telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of Telexes).

          SECTION 10.3. Payment of Costs and Expenses.  The Borrower agrees to
                        -----------------------------
pay on demand all reasonable expenses of the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

          The Borrower further agrees to pay, and to save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations, and (y) the enforcement of any Obligations.

          SECTION 10.4. Indemnification.  In consideration of the execution and
                        ---------------
delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and
                    -------------------
against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the
                                  -----------------------
Indemnified Parties or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan; (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (except, with respect to any action brought by or on behalf of the Borrower, to the extent such Indemnified Party shall be found liable to the Borrower pursuant to a finding by a court of competent jurisdiction, not subject to appeal); (c) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental
Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

          SECTION 10.5. Survival.  The obligations of the Borrower under
                        --------
Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders
------------  ---  ---  ---  ----     ----
under Section 9.1, shall in each case survive any termination of this Agreement,
      -----------
the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

          SECTION 10.6. Severability.  Any provision of this Agreement or any
                        ------------
other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 10.7. Headings.  The various headings of this Agreement and of
                        --------
each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

          SECTION 10.8. Execution in Counterparts, Effectiveness, etc.
                        ---------------------------------------------
This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

          SECTION 10.9. Governing Law; Entire Agreement.  THIS AGREEMENT,
                        -------------------------------
THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          SECTION 10.10. Successors and Assigns.  This Agreement shall be
                         ----------------------
binding upon and shall inure to the benefit of the parties
hereto and their respective successors and assigns; provided, however, that:
                                                    --------  -------
(a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section
                                                                      -------
10.11.
-----

          SECTION 10.11. Sale and Transfer of Loans and Notes;
                         -------------------------------------
Participations in Loans and Notes.  Each Lender may assign, or sell
---------------------------------
participations in, its Loans and Commitments to one or more other Persons in accordance with this Section 10.11.
                     -------------

          SECTION 10.11.1. Assignments.  Any Lender,
                           -----------

          (a) with the written consent of the Borrower (in its sole discretion) and the Agent (which consent shall not be unreasonably delayed or withheld), may at any time assign and delegate to one or more commercial banks or other financial institutions, and

          (b) with notice to the Borrower and the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans and
       ---------------
Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitments) in a minimum aggregate amount of $20,000,000 or such Lender's Percentage of the Commitment Amount, if less; provided, however, that any such Assignee Lender
                            --------  -------
will comply, if applicable, with the provisions contained in the penultimate sentence of Section 4.6; and further, provided, however, that, the Borrower and
            -----------      -------  --------  -------
the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender,

          (d) such Assignee Lender shall have executed and delivered to the Borrower and the Agent a Lender Assignment Agreement, accepted by the Borrower and the Agent, and

          (e) the processing fees described below shall have been paid.

From and after the date that the Borrower and the Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $2,500. Any attempted assignment and delegation not made in accordance with this Section
                                                                         -------
10.11.1 shall be null and void.
-------

          SECTION 10.11.2.   Participations. Any Lender, with the prior written
                             --------------
consent of the Borrower in its sole discretion, may at any time sell to one or more commercial banks (each of such commercial banks being herein called a "Participant") participating interests in any of the Loans, Commitments, or
------------
other interests of such Lender hereunder; provided, however, that (a) no
                                          --------  -------
participation contemplated in this Section 10.11 shall relieve such Lender from
                                   -------------
its Commitments or its other obligations hereunder or under any other Loan Document, (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations, (c) the Borrower and each other Obligor and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents, (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section
                                                   ----------    ---    -------
10.1, and (e) the Borrower shall not be required to pay any amount
----
under Section 4.6 that is greater than the amount which it would have been
      -----------
required to pay had no participating interest been sold.

          SECTION 10.12. Other Transactions. Nothing contained herein shall
                         ------------------
preclude the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person. The parties hereto agree that if at any time the Borrower or its Subsidiaries shall grant to the Lenders Liens securing the obligations of the Borrower to the Lenders hereunder, such Liens shall also secure obligations to any Lender in respect of any letter of credit reimbursement obligations permitted by
Section 7.2.2.(i) hereof owing to one or more Lenders.
-----------------

          SECTION 10.13. Forum Selection and Consent to Jurisdiction. ANY
                         -------------------------------------------
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          SECTION 10.14. Waiver of Jury Trial. THE AGENT, THE LENDERS AND THE
                         --------------------
BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION

IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                   VINTAGE PETROLEUM, INC.


                   By: /s/ William C. Barnes
                      ----------------------
                      William C. Barnes,
                      Executive Vice President and
                      Chief Financial Officer

                   Address: 4200 One Williams Center
                            Tulsa, Oklahoma 74172

                   Facsimile No.: (918) 584-7282

                   Attention:  William C. Barnes,
                               Executive Vice President
                               and Chief Financial Officer

                                  BANK OF MONTREAL
                                    acting through its U.S. branches
                                    and agencies, including initially
                                    its Chicago, Illinois branch,
                                    as Agent


                                  By: /s/ Robert L. Roberts
                                     -----------------------------------
                                  Name:  Robert L. Roberts
                                  Title: Director, U.S. Corporate Banking

                                  Address: 115 South LaSalle Street
                                           Chicago, Illinois  60603

                                  Facsimile No.:
                                                --------------------------
                                  Telex No.:
                                             -----------------------------
                                             (Answerback                  )
                                                        ------------------
                                  Attention:
                                            ------------------------------
                                            ------------------------------
                                  with copy to:

                                  Bank of Montreal
                                  Houston Agency
                                  700 Louisiana Street
                                  4400 NationsBank Center
                                  Houston, Texas  77002

                                  Facsimile No.:  (713) 223-4007

                                  Telex No.:  77-5640

                                          (Answerbank: BKMONTREAL HOU)

                                  Attention:  Michael Stuckey,
                                              Director

PERCENTAGE                                  LENDERS
----------                                  -------

                                    BANK OF MONTREAL
  100%

                                  By: /s/ Robert L. Roberts
                                     -----------------------
                                  Name:  Robert L. Roberts
                                  Title: Director, U.S. Corporate Banking

                                    Domestic
                                    Office: 115 South LaSalle Street
                                            Chicago, Illinois  60603

                                    Facsimile No.:
                                                  -----------------------
                                    Telex No.:
                                              ---------------------------
                                              (Answerback               )
                                                         ---------------
                                    Attention:
                                              ---------------------------
                                              ---------------------------
                                    LIBOR
                                    Office: 115 South LaSalle Street
                                            Chicago, Illinois  60603

                                    Facsimile No.:
                                                  -----------------------
                                    Telex No.:
                                              ---------------------------
                                              (Answerback               )
                                                         ---------------
                                    Attention:
                                              ---------------------------
                                              ---------------------------


                                    with copy to:

                                    Bank of Montreal
                                    Houston Agency
                                    700 Louisiana Street
                                    4400 NationsBank Center
                                    Houston, Texas  77002

                                    Facsimile No.:  (713) 223-4007

                                    Telex No.:  77-5640

                                           (Answerbank: BKMONTREAL HOU)

                                    Attention:  Michael Stuckey,
                                                Director

                                                                      SCHEDULE I
                              DISCLOSURE SCHEDULE
                              -------------------

ITEM 6.7       Litigation.
               -----------

               None

ITEM 6.8       Existing Subsidiaries.
               ---------------------

-----------------------------------------------------------------------------------------------------------
                                Jurisdiction of
           Name                  Incorporation          Ownership %  Business Description
           ----                  -------------          -----------  --------------------
-----------------------------------------------------------------------------------------------------------
Vintage Gas, Inc.            Oklahoma                       100      Gas Marketing
-----------------------------------------------------------------------------------------------------------
Vintage Marketing, Inc.      Oklahoma                       100      Oil & Gas Gathering
-----------------------------------------------------------------------------------------------------------
Vintage Pipeline, Inc.       Oklahoma                       100      Oil & Gas Gathering
-----------------------------------------------------------------------------------------------------------
Vintage Oil Argentina, Inc.  Cayman Islands                 100      Oil & Gas Exploration & Production
-----------------------------------------------------------------------------------------------------------
Cadipsa S.A.                 Republic of                   95.7      Oil & Gas Exploration & Production
                             Argentina
-----------------------------------------------------------------------------------------------------------
Vintage Petroleum            Cayman Islands                 100      Oil & Gas Exploration & Production
Argentina, Inc.
-----------------------------------------------------------------------------------------------------------
Vintage Petroleum            Oklahoma                       100      Oil & Gas Exploration & Production
 International, Inc.
-----------------------------------------------------------------------------------------------------------
Vintage Petroleum            Cayman Islands                 100      Oil & Gas Exploration & Production
Ecuador, Inc.
-----------------------------------------------------------------------------------------------------------
Vintage Petroleum            Republic of                    100      Oil & Gas Exploration & Production
Argentina, S.A.              Argentina
-----------------------------------------------------------------------------------------------------------
VPI Canada, Inc.             Alberta, Canada                100      Oil & Gas Exploration & Production
-----------------------------------------------------------------------------------------------------------

ITEM 6.12      Environmental Matters.
               ---------------------

               None

ITEM 7.2.2(b)  Indebtedness to be Paid.
               -----------------------

               Creditor                                                           Outstanding
               --------                                                         Principal Amount
                                                                                ----------------
               Bank of Montreal                                                  $ 12,852,921.34
               Chase Bank                                                        $ 12,108,206.25
               NationsBank                                                       $ 12,107,677.50
                                                                                 ---------------
                                                                                 $ 37,068,805.09
                                                                                 ===============

              The Prudential Insurance Company
              of America                                                         $  9,972,336.39
                                                                                 ===============

              Bank of Boston                                                     $  8,381,315.62
              Bank of Montreal                                                   $ 25,145,430.95
              Bank of Oklahoma, N.A.                                             $  4,189,881.08
              Chase Bank                                                         $ 16,763,243.29
              Mellon Bank                                                        $ 16,763,394.32
              NationsBank                                                        $ 16,760,642.14
              Societe General                                                    $  8,381,596.30
              Union Bank                                                         $  8,379,762.15
                                                                                 ---------------
                                                                                 $104,765,265.85
                                                                                 ===============


                              DISCLOSURE SCHEDULE
                              -------------------

ITEM 7.2.2(c)  Ongoing Indebtedness.
               --------------------

               Creditor                               Outstanding
               --------                             Principal Amount
                                                    ----------------
               9% Senior Subordinated Notes
               Due 2005 (Face Amount)                $ 150,000,000

               Shell Deferred Purchase Price
               Payment (Undiscounted)                $   4,900,000

               International Finance Corpora-
               tion Amended and Restated
               Investment Agreement Dated
               April 28, 1994                        $  28,000,000

               Banco Medefin S.A., Banco
               Mercantil Argentina S.A. and
               ABN Amco Bank Refinancing
               Agreement Dated May 19, 1995          $   3,900,000

                                                                       EXHIBIT A
                                      NOTE

$                                                                        , 19
 ---------------                                               ----------    --

     FOR VALUE RECEIVED, the undersigned, VINTAGE PETROLEUM, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of __________________ _______________________ (the "Lender") the principal sum of ____________________
                              ------
DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender pursuant to that certain Credit Agreement, dated as of August 29, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among
                                                     ----------------
the Borrower, BANK OF MONTREAL, as Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date set forth therein.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

     This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                  VINTAGE PETROLEUM, INC.


                                  By
                                    -----------------------------
                                    Title:

                          LOANS AND PRINCIPAL PAYMENTS

--------------------------------------------------------------------------------

                                   Amount of      Unpaid
        Amount of                  Principal     Principal
        Loan Made                   Repaid        Balance
        ---------                   ------        -------
                      Interest
        Base   LIBO  Period (if   Base   LIBO   Base   LIBO         Notation
Date    Rate   Rate  applicable)  Rate   Rate   Rate   Rate  Total  Made By
----    ----   ----  -----------  ----   ----   ----   ----  -----  --------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                                                                       EXHIBIT B


                               BORROWING REQUEST


Bank of Montreal
115 South LaSalle Street
Chicago, Illinois 60603

Attention:  [Name]
            [Title]

                            VINTAGE PETROLEUM, INC.
                            -----------------------


Gentlemen and Ladies:

          This Borrowing Request is delivered to you pursuant to Section 2.3 of
                                                                 -----------
the Credit Agreement, dated as of August 29, 1996 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Vintage
                                             ----------------
Petroleum, Inc., a Delaware corporation (the "Borrower"), certain financial
                                              --------
institutions and Bank of Montreal (the "Agent").  Unless otherwise defined
                                        -----
herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

          The Borrower hereby requests that a Revolving Loan be made in the aggregate principal amount of $__________ on __________, 19___ as a [LIBO Rate Loan having an Interest Period of _______ months] [Base Rate Loan].

          The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of
                                                             -------------
the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitutes a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and
                                                    -------------
correct in all material respects.

          The Borrower certifies that the Senior Debt of the Borrower and its Subsidiaries, other than Loans made pursuant to the Credit Agreement, is $_____________ as of the date hereof.

          The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

          Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

                       Person to be Paid
Amount to be    ------------------------------          Name, Address, etc.
Transferred     Name               Account No.          of Transferee Lender
-----------     ----               -----------          --------------------

$
 ------------   -----------------  ----------           --------------------
                                                        --------------------
                                                        Attention:
                                                                   ---------
$
 ------------   -----------------  ----------           --------------------
                                                        --------------------
                                                        Attention:
                                                                   ---------

Balance of      The Borrower       ----------           --------------------
such proceeds                                           --------------------
                                                        Attention:
                                                                   ---------

      The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of ___________, 19___.

                                  VINTAGE PETROLEUM, INC.



                                  By
                                     ----------------------------------------
                                     Title:

                                                                       EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE


Bank of Montreal
115 South LaSalle Street
Chicago, Illinois 60603

Attention:  [Name]
            [Title]

                            VINTAGE PETROLEUM, INC.
                            -----------------------

Gentlemen and Ladies:

     This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.4 of the Credit Agreement, dated as of August 29, 1996 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"),
                                                             ----------------
among Vintage Petroleum, Inc., a Delaware corporation (the "Borrower"), certain
                                                            --------
financial institutions and Bank of Montreal (the "Agent").  Unless otherwise
                                                  -----
defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that on ____________, 19___,

          (1) $___________ of the presently outstanding principal amount of the [Term Loans] [Revolving Loans] originally made on __________, 19___ [and $__________ of the presently outstanding principal amount of the [Revolving Loans] originally made on __________, 19___],

          (2) and all presently being maintained as /*/[Base Rate Loans] [LIBO Rate Loans],

          (3) be [converted into] [continued as],

          (4) /**/[LIBO Rate Loans having an Interest Period of ______ months] [Base Rate Loans].

The Borrower hereby:

          (a) certifies and warrants that no Default has occurred and is continuing; and

          (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by

----------------------------
/*/   Select appropriate interest rate option.

/**/  Insert appropriate interest rate option.

     it will not be true and correct at such time as if then made, it will immediately so notify the Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

     The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of _________, 19___.


                                  VINTAGE PETROLEUM, INC.


                                  By
                                     -------------------------------------------
                                     Title:

                                                                       EXHIBIT D


                          LENDER ASSIGNMENT AGREEMENT

To:  Vintage Petroleum, Inc.



To:  Bank of Montreal,
     as the Agent


                            VINTAGE PETROLEUM, INC.
                            -----------------------

Gentlemen and Ladies:

     We refer to clause (d) of Section 10.11.1 of the Credit Agreement, dated as
                 ----------    ---------------
of August 29, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among
                                                     ----------------
Vintage Petroleum, Inc., a Delaware corporation (the "Borrower"), the various
                                                      --------
financial institutions (the "Lenders") as are, or shall from time to time
                             -------
become, parties thereto, and Bank of Montreal, as agent (the "Agent") for the
                                                              -----
Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     This Agreement is delivered to you pursuant to clause (d) of Section
                                                    ----------    -------
10.11.1 of the Credit Agreement and also constitutes notice to each of you,
-------
pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the
            ----------    ---------------
assignment and delegation to _______________ (the "Assignee") of ___% of the
                                                   --------
Loans and Commitments of _____________ (the "Assignor") outstanding under the
                                             --------
Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

     [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

     The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Agent.

     Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Agent

          (a)  the Assignee

               (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

               (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

          (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section 10.11.1 of the
                                                        ---------------
Credit Agreement upon the delivery hereof.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Agent to acknowledge receipt of this document:

     (A)  Address for Notices:
               Institution Name:
               Attention:
               Domestic Office:
               Telephone:
               Facsimile:
               Telex (Answerback):
               LIBOR Office:
               Telephone:
               Facsimile:
               Telex (Answerback):

     (B)  Payment Instructions:

     The Assignee agrees to furnish the tax form required by the second to last sentence of Section 4.6 (if so required) of the Credit Agreement no later than
            -----------
the date of acceptance hereof by the Agent.

     This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                                   [ASSIGNOR]
-------------------

Term Loan Commitment
             and
Term Loans:         __%

Revolving Loan
  Commitment
             and
Revolving Loans:    __%

                                              By:
                                                 -------------------------------
                                                 Title:

Percentage                                            [ASSIGNEE]
----------

Term Loan Commitment
     and
Term Loans:         __%

Revolving Loan
  Commitment
     and
Revolving Loans:    __%

                                              By:
                                                 -------------------------------
                                                 Title:

Accepted and Acknowledged
this __ day of _______, 19__


BANK OF MONTREAL,
  as Agent


By:
   --------------------------
   Title:


                                       3